As filed with the Securities and Exchange Commission on August 3, 2015
File Nos. 333-199421 and 811-23005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM N-2

[X]	REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. 2
[X]	Post-Effective Amendment No.

and/or
[X]	REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
[ ]	Amendment No. 2

(Check appropriate box or boxes)
Prophecy Alpha Fund I
 (Exact Name of Registrant as Specified in Charter)
116 South Franklin Street, Rocky Mount, NC 27804
 (Address of Principal Executive Offices)
252-972-9922
 (Registrant's Telephone Number, including Area Code)
Copies of information to:
 Terrence O. Davis
Holland and Knight
1201 West Peachtree Street
Suite 2000
 Atlanta, GA 3309

Approximate Date of Proposed Public Offering:	As soon as practicable after the effective
date of this Registration Statement
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Beneficial Interest	[ ]	[ ]	$[ ]	$[ ]

(1) A filing fee of $[                                                      ] was previously paid to the Securities and Exchange Commission in connection with the registration of these shares.

PART A
PROSPECTUS

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION DATED [________], 2015

Prophecy Alpha Fund I
Shares of Beneficial Interest
 $200,000 minimum purchase for regular accounts
$50,000 minimum purchase for retirement plan accounts

Prophecy Alpha Fund I (the "Fund") is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a preliminary Statement of Additional Information ("SAI") dated [_________], 2015, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o The Nottingham Company, Inc., 116 South Franklin Street Rocky Mount, NC  27804, or by calling toll-free 1-[___]-[___]-[____].  The table of contents of the SAI appears on page [__] of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-[__]-[__]-[___] or by visiting http://www.[___].com .  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund's investment objective is to seek long-term absolute investment returns while seeking to minimize risk of capital.

Summary of Investment Strategy. The Fund seeks to achieve its investment objective by investing principally in private investment funds or 'hedge funds'' managed by third-party portfolio managers (each, a ''Underlying Fund'' and collectively, "Underlying Funds'') who employ diverse styles and strategies (each, a ''Underlying Fund'' and collectively, ''Underlying Funds''). The Fund seeks to invest in Underlying Funds managed by investment managers who have proven investment management experience and who invest in the Underlying Funds they manage alongside their clients. The investment strategies employed by the Underlying Funds selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices).  The Fund attempts to invest in Underlying Funds that seek alpha, i.e., absolute returns in excess of the returns of the overall market.

The Advisor. The Fund's investment advisor is OBP Capital, LLC (the "Advisor"), a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Sub-Advisor. The Fund's investment sub-advisor is Prophecy Asset Management, Inc. (the "Advisor"), a registered investment advisor under the Advisers Act.

Risk; Restrictions on Transfer; No Trading Market.  Investing in the Fund involves a high degree of risk.  In particular:

•	The Fund is an illiquid investment and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•
The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a quarter, however, the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as a return of capital and borrowings.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered [______] shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, [_______] shares of beneficial interest, at net asset value. The initial net asset value is $10.00 per share. The minimum initial investment by a shareholder is $200,000 for regular accounts and $50,000 for retirement plan accounts. Subsequent investments may be made with at least $100.  The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares.  Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold shares in an amount equal to approximately $[_____].

Price to Public		Sales Load	Proceeds to Registrant*
Per Share	$10.00	0%	$10.00
Total Minimum	2,500,000		$25,000,000
Total Maximum	5,000,000		$50,000,000

*	Expenses of issuance and distribution, which will be borne by [], include $[] in registration fees and $[] in estimated legal and accounting fees.

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.   Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Advisor
OBP Capital, LLC

TABLE OF CONTENTS	Page
PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
FINANCIAL HIGHLIGHTS
THE FUND
USE OF PROCEEDS
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
RISK FACTORS
MANAGEMENT OF THE FUND
DETERMINATION OF NET ASSET VALUE
CONFLICTS OF INTEREST
MONTHLY REPURCHASE OF SHARES
DISTRIBUTION POLICY
DIVIDEND REINVESTMENT POLICY
U.S. FEDERAL INCOME TAX MATTERS
ERISA CONSIDERATIONS
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
ANTI-TAKEOVER PROVISIONS IN DECLARATION OF TRUST
PLAN OF DISTRIBUTION
LEGAL MATTERS
REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
NOTICE OF PRIVACY POLICY & PRACTICES

SUMMARY
This Summary is qualified in its entirety by the detailed information appearing in the main body of this Prospectus (the "Prospectus"). Terms used, but not defined, in this Summary shall have the meanings given to them in the main body of the Prospectus.
The Fund
Prophecy Alpha Fund I is a newly organized, continuously offered, non-diversified, closed-end management investment company.  See "The Fund." The Fund is an interval fund that will provide limited liquidity by offering to make monthly repurchases of shares at net asset value, which will be calculated on a daily basis. See "Monthly Repurchases of Shares," and "Determination of Net Asset Value."

Investment Objective
Prophecy Alpha Fund I (the "Fund") seeks long-term absolute investment returns while seeking to minimize risk of capital. The Fund will seek to achieve its investment objective by investing in private investment funds the Fund believes are consistent with this investment objective.

Investment Strategies
The Fund seeks to achieve its investment objective by investing principally in private investment funds or 'hedge funds'' managed by third-party portfolio managers (each, a ''Portfolio Manager'' and collectively, "Portfolio Managers'') who employ diverse styles and strategies (each, an ''Underlying Fund'' and collectively, ''Underlying Funds''). The Fund seeks to invest in Underlying Funds managed by investment advisors who have proven investment management experience and who invest in the Underlying Funds they manage alongside their clients. The investment strategies employed by the Underlying Funds selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices).  The Fund attempts to invest in Underlying Funds that seek alpha, i.e., absolute returns in excess of the returns of the overall market.

Investment Advisor
OBP Capital, LLC (the "Advisor") was formed in 2014, commenced operations in 2015 and is registered as an investment advisor with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Advisor oversees and manages Prophecy Asset Management, Inc., the Fund's sub-advisor, in managing the Fund's assets.

Investment Sub-Advisor
Prophecy Asset Management, Inc. (the "Sub-Advisor") was formed in 2004, commenced operations in 2004 and is registered as an investment advisor with the SEC pursuant to the provisions of the Advisers Act. Jeffrey Spotts, CMT, the Managing Director of the Sub-Advisor, has substantial experience in managing an investment strategy substantially similar to the strategy being pursued by the Fund.

Fees and Expenses
The Advisor is entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's daily net assets.  The Sub-Advisor is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's daily net assets.  The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect for at least one year after the date the SEC declares the Fund's registration statement filed in connection with this offering effective, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Fund's Board of Trustees will terminate the Expense Limitation Agreement during this period.  The Expense Limitation Agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Advisor.  After one year from the effective date of the registration statement, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion.  See "Management of the Fund."

Administrator and Accounting Agent	The Nottingham Company, Inc. serves as the Fund's Administrator and Accounting Agent. See "Management of the Fund."
Transfer Agent	Nottingham Shareholder Services, LLC serves as the Fund's Transfer Agent. See "Management of the Fund."
Closed-End Fund Structure
Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund's shares (at least 5%) monthly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Eligible Investors
The Fund sells Shares only to prospective investors who meet the definition of ''accredited investor'' as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act") (''Eligible Investors''). Investors who are ''accredited investors,'' as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual's primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors. Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription. Each prospective investor is required to certify as to such investor's qualification as an Eligible Investor. See ''Eligible Investors.''

The Fund is generally offered to certain ''Institutional Investors,'' which includes, but is not limited to: (i) investors purchasing through certain ''wrap fee'' or other programs sponsored by a Financial Intermediary; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) employees of the Sub-Advisor and their affiliates, and the members of the Board; (iv) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (v) investors or potential investors affiliated with investors who hold separately managed institutional accounts with the Sub-Advisor; and (vi) certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf; and (vii) an individual investor who is investing at least $250,000 directly in the Fund. The Fund may, in its sole discretion, modify or waive the eligibility requirements with respect to Institutional Investors at any time.

Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy to make monthly repurchase offers, at net asset value, of no less than 5% of the Fund's shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a monthly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder's shares in each monthly repurchase. Liquidity will be provided to shareholders only through the Fund's monthly repurchases. See "Monthly Repurchases of Shares."

Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares.  For more information regarding risks associated with investing in the Funds, see "Risk Factors."

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.

No Operating History.  The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.  The Advisor is newly formed and has no prior investment track-record.

Allocation Risk.  The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Advisor to allocate effectively the Fund's assets among the various Underlying Funds and other securities in which the Fund invests and, with respect to each such asset class, among equity and fixed income securities.

Private Investment Fund Risk.  The Fund's investment in Underlying Funds will require it to bear a pro rata share of the vehicles' expenses, including management and performance fees.  The fees the Fund pays to invest in an Underlying Fund generally will be higher than if the manager of the Underlying Fund managed the Fund's assets directly.  The performance fees charged by certain Underlying Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee.  Shareholders of the Underlying Funds are not entitled to the protections of the Investment Company Act of 1940, as amended (the "1940 Act").

Lack of Control Over Underlying Funds and Other Portfolio Investments.  Once the Sub-Advisor has selected an Underlying Fund, the Sub-Advisor will have no control over the investment decisions made by any such Underlying Fund.  Although the Fund and the Sub-Advisor will evaluate regularly each Underlying Fund to determine whether their respective investment programs are consistent with the Fund's investment objective, the Sub-Advisor will not have any control over the investments made by any Underlying Fund.

Issuer and Non-Diversification Risk.   The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's properties and services.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Liquidity Risk.  There currently is no secondary market for the Fund's shares and the Advisor does not expect that a secondary market will develop.  Limited liquidity is provided to shareholders only through the Fund's monthly repurchase offers for no less than 5% of the Fund's shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer.

Management Risk.   The judgment of the Sub-Advisor regarding the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

Repurchase Policy Risks.   Monthly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Distribution Policy Risk. The Fund's distribution policy is to make monthly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Tax Risk.  The Fund has elected to be treated and intends to qualify each year as a ''regulated investment company'' (''RIC'') under the Internal Revenue Code of 1986, as amended (''Code''). As a RIC, the Fund will generally not be subject to Fund-level income tax on any income and gains that it timely distributes as dividends to Shareholders. To qualify and maintain its status as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains.

PFIC Risk.  The Fund is subject to certain risks associated with its strategy of investing in Passive Foreign Investment Company ("PFICs"). For example, special rules governing PFICs require the Fund to recognize taxable income without a corresponding receipt of cash. Since the Fund recognizes taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Fund may have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC. See ''Risk Factors — Risks Related to an Investment in the Fund — Risks Related to the Fund's Status as a RIC and the Fund's Investments in PFICs.''

Risks Related to Our Investments

The following are risks associated with the Underlying Funds.  More information regarding these risks, see "Risk Factors."

●   Underlying Fund Risk.

●   Use of Leverage by Underlying Funds.

●   Valuation of Underlying Funds.

●   Conflicts of Interests

Conflicts Associated with Investments in Affiliated Underlying Funds.  The Fund may invest in any Underlying Funds or other investment vehicle that is consistent with the Fund's investment strategy, based on the Sub-Advisor's assessment of the investment opportunities available to the Fund from time to time. However, it is anticipated that at least some portion of the Underlying Funds in which the Fund will invest may include Underlying Funds organized and managed by the Sub-Advisor and its affiliates ("Prophecy Underlying Funds"). The Sub-Advisor has a significant economic and business interest in the operations of the Fund. In addition, the Sub-Advisor played a significant role in the formation of the Fund. Mr. Spotts is considered to be a control person of the Sub-Advisor and its affiliates. Steps have been taken to mitigate any potential conflicts of interest arising from the Fund's relationship with the Sub-Advisor. In particular:

☐   Any investments in Prophecy Underlying Funds by the Fund will be controlled by the Fund's Advisor. The Advisor is an independent entity that is not affiliated with the Sub-Advisor. The Sub-Advisor will have no role in determining whether the Fund will invest in any Prophecy Underlying Funds.

☐   In addition, the independent trustees of the Fund will periodically review the Fund's investments in the Prophecy Underlying Funds and reaffirm that such investments remain in the Fund's best interests.

U.S. Federal Income Tax Matters
The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code.  In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year.  If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions.  The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Income Tax Matters."

Distribution Policy
The Fund's distribution policy is to make monthly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy.  Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee).  See "Dividend Reinvestment Policy."

Custodian	UMB Bank, n.a. ("Custodian") will serve as the Fund's custodian. See "Management of the Fund."

*            *            *

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Redemption Fee on Shares Repurchased Within 365 Days of Purchase (as a percent of proceeds)		1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees		0.50%
Interest Payments on Borrowed Funds[1]		0%
Other Expenses		0.70%
Shareholder Servicing Expenses	0.35%
All Non-Shareholder Servicing Other Expenses[2]	0.35%
Acquired Fund Fees and Expenses[2,3]		[ ]%
Total Annual Expenses[4]		[ ]%
Fee Waiver and Reimbursement		[ ]%
Total Annual Expenses (after fee waiver and reimbursement)		[ ]%
[1]	"Interest payments on borrowed funds" is estimated based on the interest rate currently in effect with respect to the Trust's credit facility and includes the ongoing commitment fees payable under the terms of the credit facility.
[2]	Estimated for current fiscal year.
[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund's advisor or its affiliates. The Advisor estimates that such performance fees will range between 10% and 20% of the Acquired Fund's realized and, in certain cases, unrealized gains. Acquired Fund Fees and Expenses do not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.
[4]	The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.50% per annum of the Fund's average daily net assets (the Expense Limitation). In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until July 31, 2017, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Advisor. See "Management of the Fund."

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $[25] million.  More information about these and other discounts is available from your financial professional and in "Purchase Terms" starting on page 49 of this prospectus.  More information about management fees, fee waivers and other expenses is available in "Management of the Fund" starting on page 33 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the Example assumes the Fund's Expense Limitation Agreement will remain in effect for only one year):

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$197	$608	$1,045	$2,254

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator currently $15.  The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $45,000 and $35,000, which are subject to the 1.50% per annum limitation on expenses. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund's operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS
Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on October 14, 2014 and has no operating history.  The Fund's principal office is located at 116 S. Franklin Street, Rocky Mount, North Carolina 27804, and its telephone number is [__________].

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay organizational costs and its offering expenses incurred with respect to its initial and continuous offering.  Except to the extent used to satisfy periodic repurchase offers, it is presently anticipated that the Fund will be able to invest substantially all of the proceeds in investments that meet its investment objective and policies within 6 months of the receipt of proceeds. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest income at a modest rate.  While the Fund does not anticipate a delay in the investment of net proceeds from investors, the Fund will seek shareholder approval if the net proceeds are not invested within six months of the Fund's initial offering in accordance with the rules under the 1940 Act.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek long-term absolute investment returns while seeking to minimize risk of capital.  The Fund seeks to achieve its investment objective by investing principally in private investment funds or 'hedge funds'' managed by third-party portfolio managers (each, a ''Portfolio Manager" and collectively, "Portfolio Managers") who employ diverse styles and strategies (each, a ''Underlying Fund'' and collectively, ''Underlying Funds'' or "Underlying Funds"). The Fund seeks to invest in Underlying Funds managed by investment advisors who have proven investment management experience and who invest in the Underlying Funds they manage alongside their clients. The investment strategies employed by the Underlying Funds selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices).  The Fund attempts to invest in Underlying Funds that seek alpha, i.e., absolute returns in excess of the returns of the overall market.

The Fund's investment strategy is based upon an active asset allocation based upon the Fund's assessment of the relative strength or weakness among asset classes and strategies. Within each asset class and industry group, relative strength and weakness of individual companies, type of security and the overall macroeconomic environment will also factor into investment selection.

The Fund will focus on Underlying Funds that are expected to be non-correlated and less correlated to the broader markets, as measured by the S&P 500 Index.

By investing in the Fund, the Sub-Advisor expects that shareholders will realize (either directly or indirectly) the following potential benefits:

●
Access to Institutional Managers -- Some of the Underlying Funds in which the Fund will invest are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Underlying Funds managed by leading institutional advisors that may not be otherwise available to individual, non-institutional investors.

●
Multi-Strategy, Multi-Manager Investment Strategy -- Given the investment strategy of the Fund, investors are able to execute a multi-strategy, multi-manager, multi-sector strategy by making a single investment in the Fund, whereas due to the large minimums of many of the Underlying Funds in which the Fund will invest, such a strategy may not otherwise be feasible to the individual investor.

●
More Attractive Investment Terms -- By taking advantage of volume and other discounts that typically are not available to individual investors, the Sub-Advisor believes that the Fund may be able to provide certain economies of scale to investors through a reduction in the fees charged by the Underlying Funds in which the Fund will invest and which may not otherwise be permitted or available to individual investors.

Portfolio Construction

The Sub-Advisor uses an analysis process that focuses on, but is not limited to, the following processes in selecting Underlying Funds for Fund investment:

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Strategy Due Diligence.  Strategy selection and portfolio construction are a function of qualitative (and, to a lesser extent, quantitative) considerations.  Qualitatively, the Sub-Advisor must believe that the underlying investment thesis of each strategy has the ability to generate excess return and that the Managers have the experience, intellect and resources to extract those returns.  Quantitatively, the Sub-Advisor intends to run various analytical tools, including VAR analysis, stress tests and scenario analysis, on each underlying strategy as well as on the combined Partnership portfolio.  VAR (Value At Risk) analysis seeks to measure the level of financial risk of an investment over a specific time period.  VAR analysis considers the amount of potential loss, the probability of that loss and the time period.  Stress tests seek to gauge how issuers may financially handle periods of market turmoil by examining their assets and potential exposure.  Scenario analysis seeks to determine the expected value of an investment if unfavorable events were realized. Realized and back-tested returns will be analyzed for market sensitivities and stability.

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Selection of Uncorrelated Strategies.  The strategies should have: (i) independent alpha generation processes (the ability to generate excess returns above the overall market); (ii) varying market scenario sensitivities; (iii) theoretical risk exposure differences; and (iv) low, negative and mutually independent correlations.

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Asset Allocation Decision.  Qualitatively, various factors such as business risks, execution risk, scalability, the potential for competitive degradation of returns, degree of discretion and projected return stability. Quantitatively, correlation analyses and optimization methods are used to provide a reasonable range of potential asset allocation mixes.

●	Metrics for oversight of Underlying Funds. In its review of reports and analyses, the Sub-Advisor will closely look at the following factors with respect to each Account:
●	Risk parameters – reviewed by industry, sector, market cap, individual securities
●	Changes in portfolio exposures – industry, sector, individual securities, market cap
●	Use of leverage
●	Portfolio return correlations to markets
●	Portfolio volatility correlations to markets
Investment Strategy - Multi-Manager Diversification

Many of the Underlying Funds have large minimum investment size and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds - as such, the Fund enables investors to invest with institutional advisors that may not be otherwise permitted or available to them.

In addition to pursuing a multi-manager approach, the Fund intends to employ a multi-strategy through the strategies noted below.  In the view of the Sub-Advisor, a multi-strategy approach should assist the Fund in achieving its objective of lower portfolio volatility as well as lower correlation with the broader markets.

Investment Strategies of Underlying Funds

The Fund is structured as a fund-of-hedge funds investment vehicle. The investment strategies employed by the Underlying Funds selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where the Underlying Fund seeks returns that are not necessarily correlated to traditional stock and bond indices).  The Fund attempts to invest in Underlying Funds that seek alpha, i.e., absolute returns in excess of the returns of the overall market.

In implementing these strategies, the Underlying Funds may acquire positions in a wide variety of securities and other financial instruments, including but not limited to equity securities, debt securities, convertible securities, commodities, futures and options. By diversifying its assets among multiple Underlying Funds employing varying styles and strategies, the investment risks associated with an investment in any one of the Underlying Funds may be reduced.

In selecting Underlying Funds for investment, the Sub-Advisor evaluates the Underlying Funds based on, but not limited to, the following criteria: (a) the investment management experience of the Portfolio Managers; (b) the historical performance of Underlying Funds managed by the Portfolio Managers; (c) the investment style and strategy of the Underlying Fund, as well as the Underlying Fund's ability to apply its investment approach consistently and effectively; (d) the diversification benefits of each Underlying Fund to the overall Fund's portfolio; and (e) the depth and quality of the Portfolio Manager's organization.
The Sub-Advisor generally seeks to invest with Underlying Funds that have: (a) a minimum three-year Portfolio Manager performance track record, with exceptions for sufficiently compelling opportunities; (b) a performance fee-based compensation structure for Portfolio Managers; (c) provisions for an annual audit of the Portfolio Manager by a recognized independent public accounting firm; and (d) the services of a reputable, independent third party administrator.
By seeking to invest in Underlying Funds that employ a variety of investment styles and strategies, the Fund seeks to produce returns that are less volatile than the overall equity market (although no such assurances can be made). The expectation is that over time, the Fund will perform well in rising equity markets and protect capital in falling equity markets (although, again, no such assurances can be made).
Following is a summary of some of the principal investment strategies expected to be employed by the Underlying Funds.
Long/short equity strategies include (but are not limited to) fundamental long/short equity and market neutral equity as described below.
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Fundamental Long/Short Equity: This strategy involves taking both long and short positions primarily in public equities. The strategy of the Underlying Funds seeks to invest in underlying issuers that the managers of the Underlying Funds anticipate to perform well and to short those issuers that the managers anticipate to perform poorly, based on the Underlying Fund managers' fundamental research and proprietary valuation techniques.  The majority of the Underlying Funds generally are net long (that is to invest more investing in anticipated strong performers more than by shortening anticipated poor performers), although they have the flexibility to run net short (that is to invest more by shortening anticipated poor performers more than investing in anticipated strong performers) periodically, and minimal leverage is used.

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Market Neutral Equity: This strategy involves establishing offsetting positions (long and short) in the equity securities of similar companies in the same industry based on perceived disparities in the relative valuations of the two companies. Underlying Funds take a diverse approach to position selection including bottom-up, fundamentally driven analysis as well as quantitatively driven factor modeling.

Relative value/arbitrage strategies include (but are not limited to) capital structure arbitrage, long/short credit, long/short structured credit and convertible arbitrage as described below.
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Capital Structure Arbitrage: Underlying Funds invest both long and short in the securities within a given company's capital structure. Underlying Funds implementing this strategy often establish long positions in senior or secured debt instruments that trade at a discount to intrinsic value or close to fair value and establish simultaneous short positions in subordinated debt or equity securities deemed to be overvalued relative to the senior debt.

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Long/Short Credit: This strategy involves taking both long and short positions in distinct corporate debt instruments. The Sub-Advisor invests with Underlying Funds that focus primarily on situations where a mispricing is identified. Many of the investments are catalyst-driven and rely on events such as corporate restructuring, changes to capital structure, management turnover, changes to operating performance, market technical factors and fraud.

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Long/Short Structured Credit: This strategy attempts to isolate returns by trading both long and short positions in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

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Convertible Arbitrage:  Underlying Funds who utilize this strategy take advantage of price discrepancies within a company's capital structure. Underlying Funds in this strategy typically purchase a convertible bond or convertible preferred stock of the issuer while simultaneously selling short the underlying security (often in issuer's common stock) and in many cases shorting a credit instrument of the issuer. Accordingly, the Underlying Funds' positions are hedged and therefore returns are dependent upon the relative price movements of the securities, not upon the movements of the securities markets. Underlying Funds usually leverage their portfolios in order to enhance returns.

Event-driven strategies may include (but are not limited to) distressed corporate, distressed mortgage and equity restructuring as described below.
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Distressed Corporate: Underlying Funds seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Underlying Funds to profit by buying the securities at a deep discount to intrinsic value.

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Distressed Mortgage: The strategy includes investments in tranches of mortgage-backed securities that are trading at a deep discount to their fundamental value. Underlying Funds make this assessment via intensive loan level credit research and understanding of the detailed structures of these securities. Some Underlying Funds that execute this strategy purchase deeply discounted ''whole loans,'' which are unsecuritized pools of mortgage loans. These Underlying Funds own or partner with a special servicer to work directly with delinquent borrowers to mitigate losses on the loan pool by modifying terms, executing property sales or pursuing foreclosure in an attempt to recover more than the discounted price paid for the pools.

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Equity Restructuring: The strategy represents investments in the discounted securities of a given company that have been converted into equity in the bankruptcy process and stand to benefit from a turnaround in the business. These investments often originate as distressed debt investments.

Global macro includes both discretionary and quantitatively oriented macro strategies. The Sub-Advisor typically focuses on (but is not limited to) the discretionary global macro strategy as described below.
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Discretionary Global Macro: This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis, and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Macro investing is generally a liquid, high frequency trading strategy. The Sub-Advisor favors Underlying Funds with a research intensive approach and strong risk management controls.

Income strategies include (but are not limited to) asset based, corporate lending and real estate lending— as described below.
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Asset Based: The strategy involves opportunistically acquiring portfolios of orphan commercial and consumer-based loans or other receivables. More specifically, this asset class includes such instruments as consumer credit card receivables, franchise loans, life insurance policies, business loans and accounts receivable. Underlying Funds in the strategy will generally target sellers (frequently banks) who dispose of ''non-core'' assets at discounted prices in order to enhance liquidity.

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Corporate Lending: Underlying Funds incorporating this strategy opportunistically originate loans to middle market businesses in need of quick access to capital for liquidity purposes or to exploit a temporary opportunity such as an acquisition. Financings will typically be well collateralized with robust covenants and higher all-in yields (sometimes equity participations) than those available in the syndicated loan market. Transactions have few to no other lenders, offering the Underlying Funds full control to workout a position if necessary.

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Real Estate Lending: The strategy includes investments in selected real estate loans where a borrower typically lends 50 − 70 cents against a dollar's worth of collateral. Underlying Funds seek geographically diverse investments in property types including multi-family apartments, corporate campuses, and commercial and industrial property. In many cases, the Underlying Funds that the Sub-Advisor invests with acquire the loans at distressed prices from the original lenders who desire liquidity.

The Sub-Advisor will review each investment of the Fund regularly. While it is the intention of the Sub-Advisor to select Underlying Funds with a view toward long-term investment, changes may be made in any Underlying Fund if the Sub-Advisor determines that it no longer meets the objectives of the Fund.
The Sub-Advisor may invest the Fund's cash balances in any instruments it deems appropriate. Any income earned from such investments may be reinvested by the Fund in accordance with its investment program.
RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund's financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History.  The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund's start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.  The Fund's portfolio manager and the other principals of the Sub-Advisor have no experience managing a closed-end fund.

Suitability Risk.  An investment in the Fund is not appropriate for all investors, and is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity. An investor could incur substantial, or even total, losses on an investment in the Fund. Shares are only suitable for persons willing to accept this high level of risk.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Advisor to allocate effectively the Fund's assets among the various Underlying Funds in which the Fund invests and, with respect to each such asset class, among equities and fixed income securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund's investment objective or delivering positive returns.

Underlying Fund Risk.  The Fund's investment in Underlying Funds will require it to bear a pro rata share of the vehicles' expenses, including management and performance fees.  The fees the Fund pays to invest in an Underlying Fund may be higher than if the Portfolio Manager managed the Fund's assets directly.  The incentive fees charged by certain Underlying Funds may create an incentive for its Portfolio Manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee.  The Underlying Funds are not publicly traded and therefore may not be as liquid as other types of investments.  Furthermore, Underlying Funds are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments.  For example, these Underlying Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Underlying Funds may leverage to an unlimited extent, and may engage in joint transactions with affiliates.  These characteristics present additional risks for shareholders.

Lack of Control Over Underlying Funds and Other Portfolio Investments.  Once the Sub-Advisor has selected the Underlying Funds, the Sub-Advisor will have no control over the investment decisions made by any such Fund.  Although the Sub-Advisor will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund's investment objective, the Sub-Advisor will not have any control over the investments made by any Underlying Fund.  Even though the Underlying Funds are subject to certain constraints, the Portfolio Managers may change aspects of their investment strategies.  The Portfolio Managers may do so at any time (for example, such change may occur immediately after providing the Sub-Advisor with the quarterly unaudited financial information for an Underlying Fund). The Sub-Advisor may reallocate the Fund's investments among the Underlying Funds, but the Sub-Advisor's ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Sub-Advisor.  Such withdrawal limitations may also restrict the Sub-Advisor's ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes.  The Sub-Advisor will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Sub-Advisor's ability to manage the Fund's investment portfolio in accordance with its investment objective.

Issuer and Non-Diversification Risk.   The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors.  Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's monthly repurchase offers for no less than 5% of the Fund's shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a monthly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Advisor's judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Fund's portfolio manager and the other principals of the Sub-Advisor have limited experience in managing a closed-end fund.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Monthly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Advisor otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Sub-Advisor may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make monthly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to Our Investments

Underlying Funds Risk.  The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities.  The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.  The Fund's performance depends in part upon the performance of the Underlying Fund managers and selected strategies, the adherence by such Underlying Fund managers to such selected strategies, the instruments used by such Underlying Fund managers and the Sub-Advisor's ability to select Underlying Fund managers and strategies and effectively allocate Fund assets among them.  Additionally, the market value of shares of Underlying Funds that are closed-end funds may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Use of Leverage by Underlying Funds.  In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage.  The Underlying Funds may be able to borrow, subject to the limitations of their charters and operative documents.  In the case of Underlying Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject.  To that end, the Fund intends to limit its direct borrowing to an amount that does not exceed 33 1/3% of the Fund's gross asset value.  Furthermore, Underlying Funds typically will hold their investments in entities organized as REITs, corporations or other entities and this may allow the Fund's risk of loss to be limited to the amount of its investment in the Underlying Fund.  While leverage presents opportunities for increasing the Fund's total return, it has the effect of potentially increasing losses as well.

Valuation of Underlying Funds.  While the valuation of the Fund's publicly-traded securities are more readily ascertainable, the Fund's ownership interest in Underlying Funds are not publicly traded and the Fund will depend on the institutional asset manager to an Underlying Fund to provide a valuation of the Fund's investment.  Moreover, the valuation of the Fund's investment in an Underlying Fund, as provided by an institutional asset manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.  For information about the value of the Fund's investment in Underlying Funds, the Advisor and the Sub-Advisor will be dependent on information provided by the Underlying Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Advisor's and Sub-Advisor's ability to value accurately the Fund's shares.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Commodities. Commodities are assets that have tangible properties. Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and ''soft'' products (e.g., sugar, coffee, cocoa, cotton). Commodities can be traded on a ''spot'' basis (i.e., price for immediate delivery) or on a ''futures'' basis (i.e., price for delivery at a specified future date).  Most commodity investments involve buying or selling futures rather than transacting in the spot market. A rise in the price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer.  Similarly, a decline in the price will benefit a futures seller. The Fund may seek to invest with Portfolio Managers who engage in commodity futures trading. In addition, an Underlying Fund may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading, and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the ''daily limit.'' Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Underlying Funds are willing to effect trades at or within the limit, which may hinder the ability of the Underlying Funds to trade.

Concentration of Investment Portfolios. Because an Underlying Fund may have the ability to concentrate its investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Underlying Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Underlying Fund was not permitted to concentrate its investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, an Underlying Fund is subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be. Moreover, a number of Underlying Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.

Counterparty Arrangements. To the extent that an Underlying Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. Central clearing houses are not without their own credit risk. In certain instances, the credit risk of a counterparty may be increased by the lack of a central clearing house for certain transactions. In the event of the insolvency of a counterparty, an Underlying Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, an Underlying Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals.

Convertible Securities Risk.   Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund's share price.  Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Derivatives. Underlying Funds may enter into derivative transactions, or ''derivatives,'' which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Portfolio Manager is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that an Underlying Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Underlying Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Underlying Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. An Underlying Fund may also incur fees and expenses in enforcing its rights. In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the ''high yield'' category. These securities generally trade at significant discounts to par value. Because of these difficulties certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments. Investments of this type involve substantial financial and business risks that can result in substantial or total losses. An Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Exchange Traded Funds. Exchange Traded Funds (''ETFs'') are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional equity security, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by an Underlying Fund could result in losses on the Underlying Fund's investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. An Underlying Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Underlying Fund.

Futures Transactions. An Underlying Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. An Underlying Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that an Underlying Fund invests in foreign securities and foreign currencies, an Underlying Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, an Underlying Fund also may enter into futures contracts traded on foreign futures exchanges.

An Underlying Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Underlying Fund's securities. An Underlying Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when an Underlying Fund seeks to close out a futures contract. If no liquid market exists, an Underlying Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Underlying Fund's securities being hedged, even if the hedging vehicle closely correlates with the Underlying Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, an Underlying Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Hedging Transactions. An Underlying Fund may utilize financial instruments such as forward contracts, futures, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. When engaging in a hedging transaction, an Underlying Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Underlying Fund from achieving the intended hedge or expose the Underlying Fund to a risk of loss. An Underlying Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Underlying Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Underlying Fund from the decline in value of the portfolio positions anticipated as a result of such change. An Underlying Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

Illiquid Investments. Investments held by an Underlying Fund may be or become illiquid which may affect the ability of the Underlying Fund to exit such investments and the returns made by the Underlying Fund. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for an Underlying Fund to liquidate positions and thereby might expose the Underlying Fund to losses.

Investment Companies. An Underlying Fund may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act. In this regard, an Underlying Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Underlying Fund invests in addition to the fees and expenses the Underlying Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market.

Fixed Income Risk.   An Underlying Fund may invest in fixed income securities, the value of such investment in an Underlying Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing an Underlying Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Option Writing Risk.  An Underlying Fund may invest in put or call options.  If a put or call option purchased by an Underlying Fund were permitted to expire without being sold or exercised, the Underlying Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Underlying Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Underlying Fund at a lower price than its current market value.

Foreign Securities and Emerging Markets Risk.  An Underlying Fund may have investments in foreign securities.  Foreign securities have investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Underlying Fund with investments in foreign securities than another fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

An Underlying Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Real Estate. An Underlying Fund may be exposed to real estate risk through investments in real estate investment trusts (''REITs'') and other real estate companies. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.
To the extent that an Underlying Fund invests in REITs, the Underlying Fund is subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; U.S. tax exposure risk associated with a REIT's status as a U.S. real property holding corporation; and changes in interest rates.
REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the preferential tax treatment otherwise accorded under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.
Reverse Repurchase Agreements. An Underlying Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Underlying Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.
These agreements involve the sale of debt securities, or obligations, held by an Underlying Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The use of reverse repurchase agreements by an Underlying Fund creates leverage that increases an Underlying Fund's investment risk.   Reverse repurchase agreements are considered borrowings by an Underlying Fund and are subject to the Underlying Fund's overall limitation on borrowings, if applicable.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales. In a short sale transaction, an Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, an Underlying Fund borrows the security and delivers it to a buyer. To close out the short sale, the Underlying Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time an Underlying Fund closes out a short sale may be more or less than the price at which the Underlying Fund sold the security to enter into the short sale. Until the Underlying Fund replaces the security, the Underlying Fund is required to pay to the lender amounts equal to any dividend, which accrues during the period of the loan. To borrow the security, the Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Underlying Fund enters into the sale and the date when the Underlying Fund closes out the short position. The Underlying Fund will realize a gain if the security declines in price between those dates. During the time that an Underlying Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Underlying Fund is unable to borrow the same security from another lender. If that occurs, the Underlying Fund may be ''bought in'' at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.
In a short sale ''against the box,'' an Underlying Fund enters into a short sale of a security that the Underlying Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to ''lock in'' appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with whom the Underlying Fund has open short sales were to become bankrupt, an Underlying Fund could experience losses or delays in recovering gains on short sales. If an Underlying Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a ''constructive sale'') on the date it effects the short sale. However, such constructive sale treatment may not apply if the Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Regulatory authorities in the U.S. and other countries have in the past, and may in the future, prohibit or restrict the ability to fully implement short-selling strategies, either generally or with respect to certain issuers, industries or countries, which may impact an Underlying Fund's ability to fully implement its investment strategies.
Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country. Should similar prohibitions or restrictions occur, especially during periods of market turmoil, an Underlying Fund (particularly an Underlying Fund that utilizes short selling as a significant portion of its investment strategy) may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. In turn, such prohibitions or restrictions may also adversely affect the ability of the Fund to execute its investment program.
Swaps. An Underlying Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap transactions. Swap transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap transactions may increase or decrease an Underlying Fund's exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.
Swap transactions tend to shift investment exposure from one type of investment to another and therefore entail the risk that a party will default on its payment obligations. For example, if an Underlying Fund agrees to exchange payments in dollars for payments in foreign currency, the swap transaction would tend to decrease the Underlying Fund's exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates. Depending on how they are used, swap transactions may increase or decrease the overall volatility of an Underlying Fund's investment portfolio.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Underlying Fund may act as either the buyer or the seller of a credit default swap.
Credit default swaps allow an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap transaction calls for payments by the Underlying Fund, the Underlying Fund must be prepared to make such payments when due. If the Underlying Fund is the credit default protection seller, the Underlying Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Underlying Fund is the credit default protection buyer, the Underlying Fund will be required to pay premiums to the credit default protection seller.
When-Issued and Forward Commitment Securities. An Underlying Fund may purchase securities on a ''when-issued'' basis and may purchase or sell securities on a ''forward commitment'' basis for hedging or speculative purposes. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by an Underlying Fund and no interest accrues to the Underlying Fund. There is a risk that the security could be worth less when it is issued than the price the Underlying Fund agreed to pay when it made the commitment. Similarly, an Underlying Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.
Risks Associated with Debt Financing

Leverage. The use of leverage by an Underlying Fund can substantially increase the adverse impact of risks to which an investment in the Underlying Fund may be subject. The cumulative effect of the use of leverage by an Underlying Fund in a market that moves adversely to such Underlying Fund could result in a substantial loss to the Underlying Fund, which would be greater than if the Underlying Fund were not leveraged. As a result, if the Fund's losses with respect to any Underlying Fund were to exceed the amount of capital invested in that Underlying Fund, the Fund could lose its entire investment. Leverage increases the risk and volatility of an Underlying Fund and, as a consequence, the Fund's risk and volatility. To the extent that an Underlying Fund uses leverage, the rates at which it can borrow will affect its returns. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Underlying Fund might not be able to liquidate assets quickly enough to repay its borrowings, or provide additional collateral, resulting in a forced liquidation at an inopportune time and further magnifying the losses incurred by the Underlying Fund, and therefore the losses incurred by Fund.

Credit Risk.   There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Possible Risk of Conflicts

Possible Competition Among the Underlying Funds and Between the Fund and the Underlying Funds. The Underlying Funds trade independently of each other and may pursue investment strategies that "compete" with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit).  Also, the Fund's investments in any particular Underlying Fund could increase the level of competition for the same trades that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Sub-Advisor's strategy.

Risks Related to the Investment Strategies of the Underlying Funds
This section discusses risks relating to the types of investment strategies that are expected to be made by the Underlying Funds. It is possible that Underlying Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.
General. Portfolio Managers may, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect a Portfolio Manager's performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager Fund will have success in achieving any goal related to such practices. A Portfolio Manager may be unable to, or may choose in their judgment, not to seek to achieve such goals.
The success of a Portfolio Manager's trading activities will depend on, among other things, the Portfolio Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by a Portfolio Manager involves a high degree of uncertainty. No assurance can be given that a Portfolio Manager will be able to locate suitable investment opportunities in which to deploy all of an Underlying Fund's capital. A reduction in the volatility and pricing inefficiency of the markets in which a Portfolio Manager may seek to invest, as well as other market factors, will reduce the scope for a Portfolio Manager's investment strategies. Furthermore, certain investment strategies involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor.
Long/Short Equity. Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk. If a Portfolio Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to an Underlying Fund. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. Long/short strategies may increase the exposure of the Fund or an Underlying Fund to risks relating to, among others, leverage, portfolio turnover, concentration of investment portfolio, equity securities, growth stocks, value stocks, hedging transactions, new issue investments and short sales. These risks are further described under their respective headings earlier in this Prospectus.
Convertible Bond Arbitrage. This strategy entails the risk that a Portfolio Manager is incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Underlying Fund's hedged position. Market events in the past caused Underlying Funds to sell large amounts of selling in convertible securities, which adversely affected the market price of convertible securities. Convertible arbitrage strategies tend to be highly leveraged. It is possible that in a market decline, an Underlying Fund will be forced out of its long position because of an inability to provide additional collateral.

Merger/Risk Arbitrage. An Underlying Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or ''special situations.'' The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that a Portfolio Manager will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Underlying Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which an Underlying Fund may invest, there is potential risk of loss by the Underlying Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, an Underlying Fund's ability to respond to market movements may be impaired and consequently the Underlying Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Underlying Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Underlying Fund may suffer a significant or total loss on any such investment during the relevant proceedings.
Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by Portfolio Managers of such companies and may, at times, require active participation by the Underlying Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict an Underlying Fund's ability to trade in the securities of such companies. It may also prevent the Underlying Fund from focusing on matters relating to other existing investments or potential future investments of the Underlying Fund. In addition, as a result of its activities, the Underlying Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the advisor or persons serving at the advisor's request on the boards of directors of companies in which the Underlying Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund or the Underlying Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund's or an Underlying Fund's interests. The occurrence of any of the above events may have a material adverse effect on the performance of an Underlying Fund and consequently the Fund.
Distressed Debt. Distressed debt strategies invest in debt or equity securities of companies in or near bankruptcy or involved in the reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities. Each Underlying Fund differs in terms of the level of the capital structure in which it invests, the stage of the restructuring process at which it invests, and the degree to which it becomes actively involved in negotiating the terms of the restructuring.
Discretionary Global Macro. This strategy involves positions in fixed income, currency, commodity and equity markets. Movements in these markets are determined by changes in the dynamics of the global economy, political events or by global supply and demand for commodities and capital. A Portfolio Manager who employs this strategy may use a large number of financial instruments within the market sectors, including securities, commodity futures, futures, options, swaps and other derivatives. Borrowed capital may be employed to a moderate or high degree. The performance of an Underlying Fund that is managed according to this strategy is dependent on market trends, price movements and the relative strength of the global economy.
An Underlying Fund is not limited in the amount it can invest in foreign investments.
Risks Related to the Management and Operations of the Underlying Funds

No Prior Operating History. Although the Sub-Advisor generally seeks to invest with Portfolio Managers that have a minimum three-year performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Portfolio Managers may have no prior or limited operating history upon which the Sub-Advisor can evaluate their potential performance. The past investment performance of funds managed by investment advisors in which the Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Fund. In addition, Portfolio Managers with limited or no operating history may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to Underlying Funds, and because there is generally less information available on which to base an opinion of such managers' investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

Registration under the 1940 Act and Advisers Act. Underlying Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund as an investor in Underlying Funds will not have the benefit of the protections afforded by the 1940 Act. Portfolio Managers may not be registered as investment advisors under the Advisers Act, in which case the Fund as an investor in Underlying Funds managed by such Portfolio Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

Non-Voting Securities. To avoid potential regulatory consequences, the Fund may need to hold its interest in an Underlying Fund in non-voting form or limit its voting rights to a certain percentage. This limitation on owning voting interests is intended to ensure that an Underlying Fund is not deemed an ''affiliated person'' of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Underlying Fund, both by the Fund and other clients of the Sub-Advisor. There are, however, other statutory tests of affiliation (such as on the basis of control), and an Underlying Fund may be deemed an ''affiliated person'' of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and an Underlying Fund could potentially be subject to the prohibitions of the 1940 Act if an exemption or exception were not available.

To limit its voting interests in certain Underlying Funds, the Fund may, at the time of investment: (i) elect to invest in a class of an Underlying Fund's non-voting securities (if such a class is available) or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Underlying Fund or those voting rights that would exceed the 4.9% limitation. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other funds or accounts managed by the Sub-Advisor may waive their voting rights in a particular Underlying Fund. To the extent that other funds or accounts managed by the Sub-Advisor do not waive their voting rights in a particular Underlying Fund, the voting power of the other funds or accounts managed by the Sub-Advisor will increase as a result of the Fund waiving its voting rights in the Underlying Fund. Subject to the oversight of the Board, determinations of whether the Fund will waive its voting rights will be made by the Private Sub-Advisor as part of the investment process. The Sub-Advisor will notify the Board on a quarterly basis concerning the waiver of any voting rights for the Fund.

These voting waiver arrangements may permit the Fund to own more than a 4.9% economic interest in certain Underlying Funds. However, to the extent the Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in an Underlying Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Underlying Fund, including matters that may be adverse to the Fund's interests. This restriction could diminish the influence of the Fund in an Underlying Fund, as compared to other investors in the Underlying Fund, and could adversely affect the Fund's investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on the Fund. However, as a general matter, unlike a public corporation or a registered investment company, an Underlying Fund generally provides shareholders with an ability to vote only under limited circumstances (if at all). The Fund's practices regarding investment in non-voting securities of an Underlying Fund or waivers of its voting rights are, therefore, not expected to adversely affect the Fund's operations or its rights as an investor in an Underlying Fund.

Limited Liquidity of Underlying Funds. The Fund's investment in an Underlying Fund (i) may be or may become illiquid, (ii) its marketability may be restricted, and (iii) the realization of investments from it may take a considerable time and/or be costly. An Underlying Fund may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees.

The Fund's ability to withdraw monies from or invest monies in an Underlying Fund with such restrictions will be limited, and such restrictions will limit the Fund's flexibility to reallocate such assets among other Underlying Funds. In addition, an Underlying Fund may have the ability to indefinitely suspend the right of its investors to redeem their investment during periods of exceptional market conditions and such suspension may occur for an extended period of time or as a prelude to liquidation of the Underlying Fund. Consequently, the Fund's investments in an Underlying Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities. The risk of illiquidity in hedge funds in general is exemplified by the market turmoil experienced a few years ago in which a number of hedge funds suspended redemptions, resulting in the inability of investors to obtain liquidity in their holdings. An Underlying Fund also may be able to divide its portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund. Therefore, it may be difficult for the Fund to sell or realize its investments in an Underlying Fund in whole or in part.

Strategy Risk. Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all advisors employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple Portfolio Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships). The strategies employed by a Portfolio Manager may be speculative and involve substantial risk of loss in the event of such failure or deterioration. There can be no assurance that the trading strategies employed by a Portfolio Manager will be successful. For example, the proprietary models used by a Portfolio Manager may not function as anticipated during unusual market conditions. Furthermore, while each Portfolio Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Use of Multiple Underlying Funds. No assurance can be given that the collective performance of the Underlying Funds will result in profitable returns or avoid losses for the Fund. Positive performance achieved by one or more Underlying Funds may be neutralized by negative performance experienced by other Underlying Funds.

Convergence Risk. The Fund may invest in a Portfolio Manager whose Underlying Fund takes long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Underlying Funds' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Portfolio Managers, the Fund may incur significant losses.

Access to Information from Portfolio Managers. The Sub-Advisor will request information from Portfolio Managers regarding their historical performance and investment strategy. The Sub-Advisor will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Sub-Advisor by the Underlying Funds. However, the Sub-Advisor may not always be provided with such information because certain of this information may be considered proprietary information by a particular Portfolio Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, NAVs received by, or on behalf of, the Fund from each Underlying Fund will typically be estimates only, subject to revision through the end of each Underlying Fund's annual audit, which may occur on a date other than the Fund's fiscal year-end. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

Reliance on Key Individuals. The success of the investment program of the Fund will be significantly dependent upon the Portfolio Managers and their expertise and ability to attract and retain suitable staff. The success of a particular Portfolio Manager will be dependent on the expertise of the Underlying Fund for that Underlying Fund. Incapacitation or loss of key people within an Underlying Fund may adversely affect such Underlying Fund and thereby the Fund. Many Portfolio Manager may have only one or a limited number of key individuals.  The loss of one or more individuals from a Portfolio Manager could have a material adverse effect on the performance of such Portfolio Manager which, in turn, could adversely affect the performance of the Fund.

Portfolio Manager Risk. Portfolio Manager Risk is the risk of loss due to fraud on the part of a Portfolio Manager; intentional or inadvertent deviations from the Portfolio Manager's communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although the Sub-Advisor will seek to allocate the Fund's assets to Portfolio Managers whom it believes will operate with integrity and sound operational and organizational standards, the Sub-Advisor may have no, or only limited, access to information regarding the activities of the Underlying Funds, and the Sub-Advisor cannot guarantee the accuracy or completeness of such information. As a consequence, although the Sub-Advisor will monitor the activities of the Portfolio Managers, it may be difficult, if not impossible, for the Sub-Advisor to protect the Fund from the risk of Portfolio Manager fraud, misrepresentation or material strategy alteration. The Sub-Advisor will have no control over the day-to-day operations of any of the Underlying Funds managed by the Portfolio Managers. As a result, there can be no assurance that every such Portfolio Manager will conform its conduct to these standards.

The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Underlying Funds. Shareholders will have no direct dealings or contractual relationships with the Portfolio Managers.

Monitoring of Underlying Funds. Although the Sub-Advisor attempts to monitor the performance of each Underlying Fund, the Sub-Advisor must ultimately rely on (i) the Underlying Fund to operate in accordance with the investment guidelines governing the Underlying Fund, and (ii) the accuracy of the information provided to the Sub-Advisor by the Portfolio Manager or the administrator of the Underlying Fund. Any failure of the Portfolio Manager to operate within such guidelines or to provide accurate information with respect to such Underlying Fund could subject the Fund to losses. Moreover, many of the strategies implemented by an Underlying Fund rely on the financial information made available by the issuers in which the Portfolio Manager invests.  The Sub-Advisor has no ability to independently verify the financial information disseminated by the issuers in which a Portfolio Manager invests, and is dependent upon the Underlying Fund's judgment about the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Portfolio Managers. Portfolio Managers may engage in other forms of related and unrelated activities in addition to advising Underlying Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time a Portfolio Manager devotes to the affairs of an Underlying Fund. In addition, certain of the Portfolio Managers may engage affiliated entities to furnish brokerage services to an Underlying Fund and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances, the choice of broker, market maker or counterparty made by a Portfolio Manager and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies. A Portfolio Manager may use proprietary investment strategies or complex models that are based on considerations and factors that are not fully disclosed to the Sub-Advisor. An Underlying Fund may generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by a Portfolio Manager or the Sub-Advisor.

Prime Brokers and Custodians. Under arrangements between a Portfolio Manager and its prime brokers or custodians, the prime brokers and custodians generally will have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes assets held by them for the Underlying Fund. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.

Similarly, any cash of the Underlying Fund held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject. Accordingly, the cash of an Underlying Fund may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, an Underlying Fund may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of an Underlying Fund to recover such cash could have a material adverse effect on the Fund's performance and returns to Shareholders. For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements. A Portfolio Manager or Underlying Fund may enter into separate agreements with certain of their investors, such as those affiliated with the Portfolio Manager or Underlying Fund, or those deemed to involve a significant or strategic relationship. Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), ''most favored nation'' clauses and disclosure of certain information. Under certain circumstances, these agreements could create preferences or priorities for such investors. For example, an Underlying Fund may offer certain of its investors additional or different information and reporting than that offered to the Fund. Such information may provide the recipient greater insights into the Underlying Fund's activities as compared to the Fund in its capacity as an investor in such Underlying Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Underlying Fund, and enabling such investor to make more informed decisions than the Fund about redeeming from the Underlying Fund. Any resulting redemption could force the Underlying Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as a remaining investor in the relevant Underlying Fund.

The Sub-Advisor may in certain circumstances attempt to negotiate separate agreements with an Underlying Fund or Underlying Fund. No assurance can be given that any such agreement, if entered into, will be respected by the applicable Underlying Fund or Underlying Fund or that such agreement would be enforceable in accordance with its terms. Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with an Underlying Fund or other considerations will result in differences between the Fund and an Underlying Fund's other clients in terms of the availability of the benefits of any such agreements. Furthermore, there may be circumstances where the benefit provided cannot be exercised by all Underlying Fund investors simultaneously or where one investor directly or indirectly receives a greater benefit due to the participation by another investor. In addition, although the Sub-Advisor may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees. A Portfolio Manager may receive compensation calculated by reference to the performance of the Underlying Fund it manages. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Underlying Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains. Furthermore, a Portfolio Manager may receive compensation calculated by reference to its assets under management. Such compensation arrangements may create an incentive to increase the assets under management regardless of its ability to effectively and optimally invest them.

Capacity Limitations of Underlying Funds. A Portfolio Manager may place limitations on the amount of, or number of persons whose, money it will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by a Portfolio Manager on the types of investors or assets that a Portfolio Manager may accept. Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Managers have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund and therefore result in differences in portfolio composition. Any such restrictions or limitations could prevent the Sub-Advisor from allocating assets of the Fund to certain Underlying Funds with which the Sub-Advisor would otherwise like to invest. In addition, when Portfolio Manager capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund and other accounts or funds managed by the Sub-Advisor, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions. Furthermore, certain Underlying Funds to which the Sub-Advisor might desire to allocate assets may be unwilling to accept an investment from the Fund because of its status as a registered fund under the 1940 Act and, the additional regulatory compliance and reporting burdens imposed on the Underlying Funds as a result of such status.

If the ability of the Sub-Advisor to make allocations to Underlying Funds is limited or restricted with respect to the Fund, the Fund's investment objective, and thus its returns, could be negatively impacted. Furthermore, because of these capacity limitations, it is likely that the Fund's portfolio and the portfolios of other accounts or funds managed by the Sub-Advisor will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These distinctions will result in differences in portfolio performance.

Ownership of Underlying Investments. When deciding whether to invest, or to continue to invest, in an Underlying Fund, the Sub-Advisor carries out no independent investigation of the ownership of the assets of the Underlying Fund or the administrator to the Underlying Fund. Instead, the Sub-Advisor relies on among other things, audited accounts and other financial information provided to it by the Underlying Fund or the Underlying Fund's administrator.  In the event that an Underlying Fund does not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

Currency Hedging. Where an Underlying Fund offers interests denominated in currencies other than the U.S. Dollars, the Underlying Fund may endeavor to hedge its exposure to such currency. The Fund will have no control over the manner in which such Underlying Fund accounts for the profits, losses, and expenses associated with such hedging activities. It is possible that there could be cross liability among all classes of shares of such Underlying Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses. As a result, the performance of such Underlying Fund (and, thus, the performance of the Fund) could be adversely affected.

Increasing Size and Maturity of Underlying Fund Markets. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants may reduce the opportunities available for the Sub-Advisor and the Underlying Funds to make certain investments or adversely affect the terms upon which investments can be made. This could reduce the ability of an Underlying Fund to generate returns and/or reduce the amount of these returns. Historic opportunities for some or all hedge fund strategies may be eroded over time, while structural and/or cyclical factors may reduce opportunities for the Underlying Funds temporarily or permanently. In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Underlying Fund. Furthermore, the applicable Underlying Funds could take opposing positions with respect to such securities, and thus the Fund's exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure. An Underlying Fund may invest in securities denominated, and may receive a portion of its income and gains, in currencies other than the U.S. Dollar. A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Underlying Fund and correspondingly, the NAV of the Fund.

Use of Financing Arrangements by Underlying Funds. An Underlying Fund may borrow to finance its investment strategies. The prime brokers, banks and dealers that may provide financing to an Underlying Fund can apply essentially discretionary margin or other valuation policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.

Brokerage Commissions and Transaction Costs. In selecting brokers or counterparties to effect portfolio transactions, an Underlying Fund will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided. Such products and services generally may be of benefit to the Underlying Fund or to other clients of the relevant Portfolio Manager, but may not directly relate to transactions executed on behalf of such Underlying Fund. Accordingly, if a Portfolio Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Underlying Fund may pay an amount greater than that charged by another entity.

Risks Related Generally to Investments Similar to the Fund

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and Underlying Funds. For example, the regulatory environment for derivative instruments in which Underlying Funds may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Underlying Funds and the ability of the Underlying Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and the Underlying Funds to pursue their investment objectives or strategies. In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the Securities and Exchange Commission (''SEC'') has recently engaged in a general investigation of hedge funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Such legislation or regulation could pose additional risks, and result in material adverse consequences to the Fund or the Underlying Funds and/or limit potential investment strategies that would have otherwise been used by the Sub-Advisor or the Underlying Funds in order to seek to obtain higher returns. The Underlying Funds may be established in jurisdictions where no or limited supervision is exercised on such Underlying Funds by regulators. Investor protection may be less efficient than if supervision was exercised by a regulator. If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

On February 9, 2012, the Commodity Futures Trading Commission (''CFTC'') adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the ''CPO-CTA Rulemaking''). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the ''CEA'') to impose additional restrictions on the use of commodity futures, commodity options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use commodity futures, commodity options and swaps without the Fund and the Advisor being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisor and would impose some limited additional regulatory requirements on the Fund. It is possible that the amendments may adversely affect the Fund's ability to manage its portfolio and may impair the Fund's ability to achieve its investment objective.

Also in the CPO-CTA Rulemaking, the CFTC rescinded the exemption from commodity pool operator registration under Rule 4.13(a)(4), which many Portfolio Managers rely upon.  The rescission of Rule 4.13(a)(4) in respect of Portfolio Managers was effective December 31, 2012. This rescission limits the ability of Portfolio Managers to use commodity futures, commodity options and swaps (which in many cases are integral parts of such Underlying Funds' investment strategies) without requiring their Portfolio Managers to register as commodity pool operators, which imposes substantial additional regulatory and compliance burdens on such Portfolio Managers and Underlying Funds.

The rescission of Rule 4.13(a)(4) may adversely affect certain of the Portfolio Managers ability to manage the portfolios of their Underlying Funds and to achieve their Underlying Funds' investment objectives, or result in increased compliance costs to the Underlying Funds if the Portfolio Managers elect to operate the Portfolio Managers as registered commodity pool operators.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this too may adversely affect the Fund's ability to manage its portfolio and impair the Fund's ability to achieve its investment objective, as well as the Portfolio Managers' ability to manage the portfolios of their Underlying Funds and to achieve their investment objectives. The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Fund, the Advisor, the Portfolio Managers and the Underlying Funds, and could have effects on the management of the Fund's and Underlying Funds' portfolios that are currently unforeseeable, that could reduce returns to investors and that could impair the Fund's and the Underlying Fund's ability to achieve their investment objectives.

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular Financial Intermediary, such Financial Intermediary may have the ability to influence investor behavior, which may affect the Fund. To the extent that such Financial Intermediary exercises collective influence over such investors' decisions to request repurchase of Shares, the Fund may make larger tender offers than would otherwise be the case. Substantial acceptance of the Fund's offers to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse affect on the performance of the Fund.

Similarly, if such Financial Intermediaries exercise collective influence over such investors' voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisor to the Fund. If effected, such changes could have a material adverse affect on the performance of the Fund.

ERISA Matters. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974, as amended (''ERISA''), or both, which may be relevant to a decision whether such an investor should invest in the Fund. There may, for example, be issues whether such an investment is ''prudent'' or whether it results in ''prohibited transactions.'' Legal counsel should be consulted by such an investor before investing in the Fund.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund, Shares, the investment program, Portfolio Managers and Underlying Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, subscription agreement and Declaration of Trust, and should consult with their own financial advisors before deciding whether to invest in the Fund.

The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees (the "Board") is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor and the Sub-Advisor.  The Board is comprised of three trustees (the "Trustees").  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment advisor.  The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Advisor

OBP Capital, LLC, located at 116 South Franklin Street, Rocky Mount, NY, 27804, serves as the Fund's investment Advisor.  The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended.  The Advisor is a Delaware corporation formed in 2014, for the purpose of providing investment advisory services.  The Advisor is controlled by McIvy Company, LLC, which itself is controlled by the FP Meadows III Childrens Trust and the FP Meadows III Education Trust.

Under the general supervision of the Fund's Board, the Advisor, as may be delegated to the Sub-Advisor, will carry out the investment and reinvestment of the net assets of the Fund and will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Advisor will supervise and provide oversight of the Fund's service providers.  The Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Advisor will compensate all Advisor personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Advisor as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 0.50% of the daily net assets.  The Advisor may employ research services and service providers to assist in the Advisor's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Fund's Investment Advisory Agreement will be available in the Fund's initial report to shareholders.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until July 31, 2017, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Advisor.  After July 31, 2017, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion.

Investment Sub-Advisor

Prophecy Asset Management, Inc., located at 641 Lexington Avenue, Suite 1316, New York, NY, 10022, serves as the Fund's investment Sub-Advisor.  The Sub-Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended.  The Sub-Advisor is a Delaware corporation formed in 2001, for the purpose of providing investment advisory services.  The Sub-Advisor is controlled by Jeffrey R. Spotts.

Under the general supervision of the Fund's Board and the Advisor, the Sub-Advisor will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  The Sub-Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Sub-Advisor will compensate all Sub-Advisor personnel who provide services to the Fund.  In return for these services, facilities and payments, the Advisor has agreed to pay the Sub-Advisor as compensation under the Investment Sub-Advisory Agreement a monthly management fee computed at the annual rate of 0.25% of the daily net assets.  The Sub-Advisor may employ research services and service providers to assist in the Sub-Advisor's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor will be available in the Fund's initial report to shareholders.

Jeffrey Spotts, CMT, is the Managing Partner of the Sub-Advisor and serves as the Fund's portfolio manager and oversees the day to day investment operations of the Fund. Since the inception of the Sub-Advisor in February 2001, Mr. Spotts has served as the Managing Director of the Sub-Advisor.

The Statement of Additional Information provides additional information about the Advisor's and Sub-Advisor's compensation, other accounts managed and ownership of Fund shares.

Administrator and Accounting Agent

The Nottingham Company, Inc. ("TNC"), located at 116 South Franklin Street, Rocky Mount, NY, 27804, serves as Administrator and Accounting Agent. TNC receives the following fees: for administrative , fund accounting, legal and tax administration services: 0.10% for up to $250 million in annual net assets, 0.08% for more than $250 million to $500 million in annual net assets, 0.06% for more than $500 million to $750 million in annual net assets, 0.05% for more than $750 million to $1 billion in annual net assets, 0.04% for more than $1 billion in annual net assets to $2 billion in annual net assets, and 0.035% for more than $2 billion annual net assets, provided that TNC shall receive a first year minimum monthly fee of $2,000.

Transfer Agent

Nottingham Shareholder Services, LLC, located at located at 116 South Franklin Street, Rocky Mount, NY, 27804, serves as the Fund's Transfer Agent pursuant to a Dividend Disbursing and Transfer Agent Agreement.

Custodian

UMB with principal offices at 928 Grand Blvd., Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, UMB holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Advisor is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Advisor is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

TNC is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's monthly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of 0.35% of the average daily net assets of the Fund.

On the basis of the anticipated size of the Fund, it is estimated that the Fund's annual operating expenses will be approximately $[_____], which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Advisor.  However, no assurance can be given, in light of the Fund's investment objective and policies and the fact that the Fund's offering is continuous and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  Costs incurred in connection with the organization of the Fund, estimated at $[___] will be borne by the Fund.  The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering.  For tax purposes, offering costs cannot be deducted by the Fund or the Fund's shareholders.  Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Management Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Such authority may be delegated to the Sub-Advisor.  Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the date of this prospectus, the Fund could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Advisor's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.

If market quotations are not readily available (as in the case of Underlying Funds), securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Advisor and the Sub-Advisor.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Like all investments that are valued at fair value, the Underlying Funds will be difficult to value.  There is no single standard for determining fair value of a security.  Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate a Fund's NAV.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Advisor and the Sub-Advisor may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.  The Advisor and the Sub-Advisor may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.  The Advisor and the Sub-Advisor will attempt to obtain current information to value all fair valued securities, but it is anticipated that portfolio holdings of the Underlying Funds could be available on no more than a quarterly basis. Underlying Funds that invest primarily in publicly traded securities are more easily valued.

The Advisor and the Sub-Advisor will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Advisor, the Sub-Advisor, the Valuation Committee of the Board will review any securities valued by the Advisor and the Sub-Advisor in accordance with the Fund's valuation policies. The Advisor and the Sub-Advisor will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.  To the extent deemed necessary by the Advisor and the Sub-Advisor, the Valuation Committee of the Board will review any securities valued by the Advisor and the Sub-Advisor in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.  Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor and the Sub-Advisor to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value.  Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

The Advisor and the Sub-Advisor engage in other activities including managing the assets of various retail mutual funds, private funds and institutional accounts.  In the ordinary course of business, the Advisor and the Sub-Advisor engage in activities in which the interests of the Advisor/Sub-Advisor or the interests of their clients may conflict with the interests of the Fund or Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor and the Sub-Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Fund or Shareholders.

The Sub-Advisor's Asset Management Activities. The Sub-Advisor and its affiliates conduct a variety of asset management activities, including sponsoring other registered and unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Sub-Advisor's investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Underlying Funds. From time to time, an Underlying Fund may seek the approval or consent of its investors in connection with certain matters relating to the Underlying Fund. In such a case, the Advisor has the right to vote in their sole discretion the Fund's interest in the Underlying Fund to the extent such rights have not been waived or such interest is held in non-voting form. The Sub-Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Sub-Advisor and its affiliates, on the one hand, and the Underlying Funds and affiliates of the Underlying Funds, on the other hand, other than as a result of the Fund's investment in an Underlying Fund. As a result of these existing business relationships, the Sub-Advisor may face a conflict of interest acting on behalf of the Fund and its Shareholders.

An Underlying Fund may, consistent with applicable law, not disclose the contents of its portfolios. This lack of transparency may make it difficult for the Sub-Advisor to monitor whether holdings of an Underlying Fund cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of an Underlying Fund's non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Underlying Fund or waive its rights to vote its interest in an Underlying Fund to the extent such interest exceeds 4.9%. As described above, these voting restriction could diminish the influence of the Fund in an Underlying Fund, as compared to other investors in the Underlying Fund (which could include other accounts or funds managed by the Sub-Advisor, if they do not waive their voting rights in the Underlying Fund), and adversely affect the Fund's investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on Shareholders.

Diverse Shareholders; Relationships with Shareholders. Shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Underlying Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund's investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Sub-Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders' individual tax situations. In selecting an Underlying Fund for the Fund, the Sub-Advisor considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Allocation of Underlying Fund Opportunities. In some cases, investment opportunities in an Underlying Fund may have longer time horizons, different risk profiles, or may have to be made at a time when the Fund does not have cash available for investment. In other cases, due to capacity constraints, the Sub-Advisor may be unable to allocate an Underlying Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, the Sub-Advisor will endeavor to allocate Underlying Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Conflicts Associated with Investments in Affiliated Underlying Funds.  The Fund may invest in any Underlying Funds or other investment vehicle that is consistent with the Fund's investment strategy, based on the Sub-Advisor's assessment of the investment opportunities available to the Fund from time to time. However, it is anticipated that at least some portion of the Underlying Funds in which the Fund will invest may include Underlying Funds organized and managed by the Sub-Advisor and its affiliates ("Prophecy Underlying Funds"). The Sub-Advisor has a significant economic and business interest in the operations of the Fund. In addition, the Sub-Advisor played a significant role in the formation of the Fund. Mr. Spotts is considered to be a control person of the Sub-Advisor and its affiliates. Steps have been taken to mitigate any potential conflicts of interest arising from the Fund's relationship with the Sub-Advisor. In particular:

Any investments in Prophecy Underlying Funds by the Fund will be controlled by the Fund's Advisor. The Advisor is an independent entity that is not affiliated with the Sub-Advisor. The Sub-Advisor will have no role in determining whether the Fund will invest in any Prophecy Underlying Funds.

In addition, the independent trustees of the Fund will periodically review the Fund's investments in the Prophecy Underlying Funds and reaffirm that such investments remain in the Fund's best interests.

Related Funds. Conflicts of interest may arise for the Sub-Advisor in connection with certain transactions involving investments by the Fund in Underlying Funds, and investments by other accounts or funds managed by the Sub-Advisor in the same Underlying Funds. Conflicts of interest may also arise in connection with investments in the Fund by other accounts or funds managed by the Sub-Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Sub-Advisor or an affiliate may determine that an investment in an Underlying Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Sub-Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Sub-Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund's ability to invest in a particular Underlying Fund.

Management of the Fund. Personnel of the Advisor, the Sub-Advisor or its affiliates will devote such time as the Advisor, the Sub-Advisor, the Fund and its affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisor, the Sub-Advisor and their affiliates will also work on other projects for the Advisor, the Sub-Advisor and their affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

CONFLICTS OF INTEREST RELATING TO THE PORTFOLIO MANAGERS

The Advisor and the Sub-Advisor anticipate that each Underlying Fund Portfolio Manager will consider participation by the applicable Underlying Fund in all appropriate investment opportunities that are also under consideration for investment by the Underlying Fund Portfolio Manager for other portfolio funds and accounts managed by the Underlying Fund Portfolio Manager (''Underlying Fund Accounts'') that pursue investment programs similar to that of the applicable Underlying Fund. However, there can be no guarantee or assurance that an Underlying Fund Portfolio Manager will follow such practices or that an Underlying Fund will adhere to, and comply with its stated practices, if any.  Circumstances may also arise under which an Underlying Fund Portfolio Manager will consider participation by its Underlying Fund Accounts in investment opportunities in which the Underlying Fund Portfolio Manager intends not to invest on behalf of the Underlying Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Underlying Fund Portfolio Manager for the Underlying Fund Accounts. These situations could arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by an Underlying Fund in which the Fund and/or Underlying Fund Accounts participate (collectively, ''Co-Investors'' and, individually, a ''Co-Investor''), limiting the size of the Underlying Fund's position; (ii) legal prohibitions on the Co-Investors' participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An Underlying Fund Portfolio Manager may from time to time cause an Underlying Fund to effect certain principal transactions in securities with one or more Underlying Fund Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Underlying Fund Portfolio Manager determined it was appropriate for the Underlying Fund to purchase and an Underlying Fund Account to sell, or the Underlying Fund to sell and the Underlying Fund Account to purchase, the same security or instrument on the same day.

Each Underlying Fund, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Underlying Funds, and may have conflicts of interest with respect to investments made on behalf of Underlying Funds in which the Fund participates. As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Underlying Fund that are the same as, different from or made at different times than positions taken for the Underlying Fund in which the Fund participates. Future investment activities of the Underlying Funds, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund.

Underlying Funds or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Underlying Fund or its affiliates. In addition, Underlying Funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Underlying Fund) may provide to one or more Underlying Fund Accounts.

MONTHLY REPURCHASES OF SHARES

Once each month, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each monthly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline").  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").  The Fund expects its first Repurchase Request Deadline will be during the [].

Shareholders will be notified in writing about each monthly repurchase offer, how they may request that the Fund repurchase their shares and the "Repurchase Request Deadline," which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the "Repurchase Payment Deadline").  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [____________] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Redemption Fee

For shares held less than 365 days, the Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares pursuant to the Fund's monthly repurchase program.  Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.  Shares held for 365 days or more are not subject to the 1.00% fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 1.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 1.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Sub-Advisor otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Sub-Advisor intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's monthly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Monthly Distribution Policy

The Fund intends to make a dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. If, for any monthly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. To the extent that monthly distributions are a return of capital to shareholders, these are not dividends and are simply a return of the amounts that shareholders invested.  Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder's tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value.  The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by The Nottingham Company (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the   dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Prophecy Alpha Fund I, c/o The Nottingham Company, Inc., 116 South Franklin Street, Rocky Mount, NC  27804.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Prophecy Alpha Fund I, c/o The Nottingham Company, Inc., 116 South Franklin Street, Rocky Mount, NC  27804.  Certain transactions can be performed by calling the toll free number 1-[___]-[___]-[____].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  Shareholders will not be subject to the alternative minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Passive Foreign Investment Company. The Fund anticipates that substantially all of the Underlying Funds in which it invests will be treated as a Passive Foreign Investment Company ("PFIC") for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income, or (ii) 50% or more of its assets for the taxable year consist of assets that produce, or are held for the production of, passive income.

The Fund intends to elect to mark to market its PFIC shares and include in income any resulting gain or loss (a "Mark-to-Market Election") for those PFICs in which it invests. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year as well as on October 31 of each calendar year. Accordingly, the Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Fund's taxable year over the adjusted tax basis of such PFIC shares, and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Fund's taxable year, but only to the extent of any net mark-to-market gains with respect to shares in the same PFIC included in the Fund's gross income for prior taxable years (the ''Previous Gains'').

The Fund's adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Fund. Moreover, any gain or loss from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be treated as ordinary income or ordinary loss (to the extent of the Previous Gains) in the Fund's hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC shares for which the Fund has made a Mark-to-Market Election. The Fund may use alternative elections with respect PFIC shares held if conditions warrant.

The Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Fund, and such income will constitute investment company taxable income subject to the annual distribution requirement described above. The Fund may borrow funds or redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

As noted above, any losses the Fund recognizes with respect to its investments in PFICs will generally be treated as ordinary losses, except to the extent any such losses exceed any net mark-to-market gains with respect to shares in the same PFIC included in the Fund's gross income for prior taxable years. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund's actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of deductible mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund's future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund's adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund's actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Shares.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund. A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, which would include an examination of the risk and return factors, the Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "U.S. FEDERAL TAX MATTERS") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives and other factors. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, the Advisor and Sub-Advisor should not be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan's investment in the Fund.

Certain prospective investors may currently maintain relationships with the Advisor and Sub-Advisor (or with other entities that are affiliated with the Advisor or Sub-Advisor) or one or more of the Underlying Funds in which the Fund invests. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisor, Sub-Advisor or the Underlying Funds) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to the Advisor or Sub-Advisor were to cause a Plan to invest in the Fund and, as a result of that investment, the management fee payable to such Advisor or Sub-Advisor were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration. For example, if the investing fiduciary were to offset the fee payable by the Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment. For example, CPTE 79-13 and CPTE 2008-10 provide an exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as the Fund, by an employee benefit plan covering only employees of the investment advisor of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment advisor or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment advisor or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment advisor or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules applies with respect to such purchase.

Each Plan fiduciary proposing to invest in the Fund will be deemed to have represented and warranted that (a) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; and (b) the purchase and holding of the interest in the Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

THE FUND'S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR, SUB-ADVISOR OR THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on October 14, 2014. The Fund's Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $[________] limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.  Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees.  The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than monthly.  Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See "Dividend Reinvestment Policy."  The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund.  There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund.  Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates.  However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account.  Share certificates that have been issued to an investor may be returned at any time.  The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.  TNC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

[_____________] (the "Distributor"), located at [___________________], serves as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  The Fund's shares are offered for sale through the Distributor at net asset value.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $[________] of its shares, on a continual basis, through the Distributor.  No arrangement has been made to place funds received in an escrow, trust or similar account.  The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Advisor, Sub-Advisor or their affiliates, in the Advisor's or Sub-Advisor's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Advisor, Sub-Advisor or their affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund, the Advisor or Sub-Advisor may reasonably request.

The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Sub-Advisor purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a subscription agreement and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund. The subscription agreement requires that an investor certify that he or she is an ''accredited investor'' as defined in Regulation D under the Securities Act. An ''accredited investor'' includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual's primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Other categories of ''accredited investor'' or other eligible investor standards applicable to companies and other investors are set forth in the subscription agreement.  All prospective investors must complete a subscription agreement in which they certify that, among other things, they meet the foregoing requirements, and that they are aware of the Fund's limited provisions for transferability and withdrawals. An existing Shareholder who requests to purchase additional Shares is required to qualify as an Eligible Investor and to complete an additional subscription agreement prior to an additional purchase.

PURCHASING SHARES

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by TNC, the Fund's administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Prophecy Alpha Fund I to:

Prophecy Alpha Fund I
c/o The Nottingham Company, Inc.
 116 South Franklin Street
Rocky Mount, NC  27804

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-[___]-[___]-[____] for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: The Nottingham Company, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Prophecy Alpha Fund I
(shareholder registration)
 (shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact TNC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-[___]-[___]-[____].  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, TNC will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call TNC at 1-[___]-[___]-[____] for additional assistance when completing an application.

If TNC, Inc. does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $[________] for regular accounts and $[_____] for retirement plan accounts.  The Fund's shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares.   There are no sales charges on Fund purchases.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.35% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, 920 Massachusetts Avenue, NW, Suite 900, Washington, DC  20001.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-[__________] to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market St, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-199421). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Investment Objective and Policies
Management of the Fund
Codes of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders
Investment advisory and Other Services
Underlying Fund
Allocation of Brokerage
Tax Status
Other Information
Independent Registered Public Accounting Firm
Financial Statements

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to the Fund.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Prophecy Alpha Fund I
Shares of Beneficial Interest

PRELIMINARY PROSPECTUS
[___ _], 2015

Investment Advisor
OBP Capital, LLC

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PART B

The information in this statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION DATED [________], 2015

PROPHECY ALPHA FUND I
Principal Executive Offices
c/o The Nottingham Company, Inc.
116 South Franklin Street
Rocky Mount, NC 27804

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the preliminary prospectus of Prophecy Alpha Fund I, dated [_________], 2015 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1- by calling 1-[__]-[__]-[___] or by visiting http://www.[___].com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov.  Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	1
Repurchases and Transfers of Shares	8
Management of the Fund	12
Codes of Ethics	18
Proxy Voting Policies and Procedures	18
Control Persons and Principal Holders	19
Investment Advisory and Other Services	19
Portfolio Managers	21
Allocation of Brokerage	22
Tax Status	19
Other Information	22
Independent Registered Public Accounting Firm	25
Financial Statements	27

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund was organized as a Delaware statutory trust on October 14, 2014 and has no operating history.  Fund's principal office is located at 116 South Franklin Street Rocky Mount, NC  27804, and its telephone number is [__________].The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek long-term absolute investment returns while seeking to minimize risk of capital.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(2)	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
(3)	Borrow money except as permitted by the 1940 Act and the rules and regulations thereunder.

(4)	Issue senior securities except as permitted by the 1940 Act and the rules and regulations thereunder (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(5)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(6)	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities. Underlying Funds in which the Fund invests may make loans in addition to those made described in (a), (b) and (c) above.

(7)	Purchase the securities of any issuer if, as a result of such purchase, the Fund's investments would be concentrated in any particular industry except as permitted by the 1940 Act and the rules and regulations thereunder.

Other Fundamental Policies

(1)	In addition, the Fund has adopted a fundamental policy that it will make monthly repurchase offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities of private investment funds, as well as other issuers.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment advisor is OBP Capital LLC. (the "Advisor").  The Fund's investment sub-advisor is Prophecy Asset Management, Inc. (the "Sub-Advisor").  The Advisor is responsible for allocating the Fund's assets among various securities using its investment strategies, subject to policies adopted by the Fund's Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Underlying Funds

The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers who have proven investment management experience and who invest in the Underlying Funds they manage alongside their clients.  Underlying Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date.

The Underlying Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns.  Dependent upon the investment strategy, each Underlying Fund will have differing limitations on the utilization of leverage.  Such limitations are Underlying Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation.  The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund's gross asset value.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds ("ETFs").  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.  The Fund's investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.  In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days.  The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the NASD for funds of funds.  Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.  The Fund may rely on these exemptive orders in investing in ETFs.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange.  Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index.  An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities.  An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF's shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF's shares may trade at a premium or discount to the ETF's net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations.  The hedge funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets.  "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund deems appropriate under the circumstances.  Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and Other Investment Vehicles.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the "FDIC"), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund's portfolio securities.  The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments.  Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund's performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Advisor evaluates market conditions incorrectly, the Fund's derivative investment could negatively impact the Fund's return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called "synthetic" options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities.  The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund's investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security.  The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose the Fund to other risks, as well.  For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Advisor has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Advisor's ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Advisor's ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract's last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Advisor's ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements.  The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund's investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund's obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Diversified Status

Because the Fund is "non-diversified" under the 1940 Act, it is subject only to certain federal tax diversification requirements.  Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer.  With respect to the remaining 50% of the Fund's total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.  These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.  These tests do not apply to investments in United States Government Securities and regulated investment companies.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct monthly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one month and provides that the Fund shall conduct a repurchase offer each month (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.  The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Advisor would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made monthly.

3.
The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").

4.
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 1.00% of the proceeds.  Generally, the Fund does not charge a repurchase fee.  However, for shares held less than 365 days, the Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares pursuant to the Fund's monthly repurchase program.  Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.  Shares held for 365 days or more are not subject to the 1.00% fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:
Repurchase Offer Amount:  Each month, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount").  The Board of Trustees shall determine the monthly Repurchase Offer Amount.
Shareholder Notification:  No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.
The Fund must file Form N-23c-3 ("Notification of Repurchase Offer") and three copies of the Shareholder Notification with the Securities and Exchange Commission ("SEC") within three business days after sending the notification to shareholders.
Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.
Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:
1.
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
2.
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a nation securities association to be neither listed on any national securities echange nor quoted on any inter-deal quotation system of a national securities association;

3.
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.
Computing Net Asset Value:  The Fund's current net asset value per share ("NAV") shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund's NAV need not be calculated on:

1.	Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;
2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or
3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:   From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment Advisor, but shall continue to be responsible for monitoring the investment Advisor's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:
	(a)	The frequency of trades and quote for the security.
	(b)	The number of dealrs willing to purchase or sell the security and the number of potential purchasers.
	(c)	Dealer undertakings to make a market in the security.
	(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).
	(e)	The size of the fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.
2.
If market developments impair the liquiditiy of a security, the investment Advisor should review the advisability of retaining the security in the portfolio.  The investment Advisor should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.
4.	These procedures may be modified as the board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:
1.	Disclosure of its fundamental policy regarding periodic repurchse offers.
2.	Dsiclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:
	a.	the number of repurchase offers.
	b.	the repurchase offer amount and the amount tendered in each repurchase offer,
	c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.
Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.  The Advisor may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Advisor its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, two of whom are "interested persons" (as defined under the 1940 Act) of the Trust, the Advisor, or the Trust's distributor ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure  Thomas R. Galloway is the Chairman of the Board of Trustees.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.
Board Risk Oversight The Board of Trustees is comprised of three trustees, all of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Thomas R. Galloway has over twenty years of experience in the investment industry, particular with respect to high yield, bank loan, and distressed securities. He is currently an independent investor.

Mr. Galloway spent twelve years at Western Asset Management ("WAMCO"), where he served as an analyst and portfolio manager. Prior to joining WAMCO in 2000, Tom worked at Merrill Lynch Asset Management, where he analyzed multiple industry sectors. He began his investment career in 1992 at a boutique investment firm, where he specialized in high yield and distressed securities.

Mr. Galloway has a BA from Duke University and an MBA from the Kellogg School of Management at Northwestern University.

W.L. Douglas Townsend, Sr. is a Managing Director of TempusDurham, a consulting firm.  Mr. Townsend is a co-founder of Parata Systems LLC, a healthcare technology firm, and currently serves on its Board of Directors.  Mr. Townsend previously served as the Chief Financial/Operating Officer for Parata Systems, LLC.  Prior to founding Parata Systems, LLC, Mr. Townsend was the founder and managing director of Townsend Frew & Co., an investment banking organization.  Mr. Townsend has also served as an Executive Vice President of the Coastal Physician Group and the Managing Director of Montrose Capital Corporation, a merchant banking organization.  Mr. Townsend was also a Senior Vice President of Wachovia Bank.  Mr. Townsend received an MBA from Wake Forest University and a BA from the University of North Carolina at Chapel Hill.

Jesse S. Eberdt, III is a Managing Director of TempusDurham, a consulting firm.  Mr. Eberdt is a co-founder of Parata Systems LLC and serves on its Board of Directors.  Mr. Eberdt previously served as its President and Chief Executive Officer. Mr. Eberdt has extensive sales and marketing expertise in the pharmacy automation and healthcare to the leadership of Parata Systems. He served in sales- and marketing related posts with American Hospital Supply/Baxter Healthcare, Eon Labs. He served as vice president of sales and marketing of Parata Systems LLC. He also served as president of MyDailyHealth, where he led MyDailyHealth through an acquisition by ProAct Technologies in February 2000. He is a graduate of Duke University.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 116 S. Franklin Street, PO Box 69, Rocky Mount, NC 27802.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Jesse S. Eberdt, III, Age: 55	Trustee, since June 2015	Managing Director, TempusDurham LLC, consulting firm (2010-present).	1	Parata Systems, LLC, healthcare technology firm (2001-present)
Thomas R. Galloway, Age: 51	Trustee, since June 2015	Independent investor/self-employed (2012-present); Loan Analyst, Western Asset Management (2000-2012)	1	N/A
W.L. Douglas Townsend, Sr., Age 56	Trustee, since June 2015	Managing Director, TempusDurham LLC, consulting firm (2010-present).	1	Parata Systems, LLC, healthcare technology firm (2001-present)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Katherine M. Honey, Age: 41	President, since June 2015	EVP of The Nottingham Company since 2008.	N/A	N/A
Ashley E. Harris, Age: 31	Treasurer, since June 2015	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	N/A	N/A

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Matthew J. Beck, Age: 27	Secretary	General Counsel of The Nottingham Company since 2014	N/A	N/A
Robert Casey, Age: 53	Chief Compliance Officer
Managing Director, Cipperman Compliance Services, LLC (2015-present); Vice President and Director of Compliance, Hartford Funds (2014-2015); Assistant Vice President, Mutual Fund Compliance, Hartford Financial Services Group (2012-2013); Director, Compliance Assurance, Hartford Financial Services Group (2006-2012); Senior Director of Risk Programs, Fidelity Investments (2004-2006).
			N/A	N/A
*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term "Fund Complex" refers to the Prophecy Alpha Fund I.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees, , each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will consider shareholder nominees.  The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee meets to consider nominees as is necessary or appropriate.  Shareholders seeking to propose nominees should submit such proposals to the Fund's Administrator at 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI, the Audit Committee held one meeting.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jesse S. Eberdt, III	None	None
Thomas R. Galloway	None	None
W.L. Douglas Townsend, Sr.	None	None

Compensation

Each Trustee who is not affiliated with the Trust or Advisor will receive an annual fee of $10,000, as well as reimbursement for any reasonable expenses incurred attending the meetings.  None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Trust during the fiscal period ended May 31, 2016.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Jesse S. Eberdt, III	$10,000	None	None	$10,000
Thomas R. Galloway	$10,000	None	None	$10,000
W.L. Douglas Townsend, Sr.	$10,000	None	None	$10,000

CODES OF ETHICS

Each of the Fund, the Advisor, and the Trust's Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Advisor, any affiliated person(s) of the Advisor, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Advisor abstain from voting.  A copy of the Advisor's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-888-926-2688; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-888-926-2688  and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.  As of the date of this SAI, the Fund could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  The Advisor is a Delaware limited liability company.  The Advisor is controlled by McIvy Company, LLC, which itself is controlled by the FP Meadows III Childrens Trust and the FP Meadows III Education Trust.  However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Advisor's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.  As of the date of this Statement of Additional Information, other than the Advisor, no shareholders of record owned 5% or more of the outstanding shares of the Fund.  As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

OBP Capital LLC located at 116 S Franklin Street, Rocky Mount, NC 27802, serves as the Fund's investment Advisor.  The Advisor is registered with the SEC as an investment Advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Advisor is a Delaware corporation formed in 2014, for the purpose of providing investment advisory services.  The Advisor is controlled by McIvy Company, LLC, which itself is controlled by the FP Meadows III Childrens Trust and the FP Meadows III Education Trust.

Under the general supervision of the Fund's Board, the Advisor, as may be delegated to the Sub-Advisor, will carry out the investment and reinvestment of the net assets of the Fund and will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Advisor will supervise and provide oversight of the Fund's service providers.  The Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Advisor will compensate all Advisor personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Advisor as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 0.50% of the daily net assets.  The Advisor may employ research services and service providers to assist in the Advisor's market analysis and investment selection.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until July 31, 2017, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Advisor.  After July 31, 2017, the Expense Limitation Agreement may be renewed at the Advisor's and Board's discretion.

The Sub-Advisor

Prophecy Asset Management, Inc., located at 641 Lexington Avenue, Suite 1316, New York, NY, 10022, serves as the Fund's investment Advisor.  The Advisor is registered with the SEC as an investment Advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Advisor is a corporation formed in Delaware.  The Sub-Advisor is controlled by Jeffrey R. Spotts as of the date of this SAI.

Under the general supervision of the Fund's Board and the Advisor, the Sub-Advisor will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  The Sub-Advisor will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Sub-Advisor will compensate all Sub-Advisor personnel who provide services to the Fund.  In return for these services, facilities and payments, the Advisor has agreed to pay the Sub-Advisor as compensation under the Investment Sub-Advisory Agreement a monthly management fee computed at the annual rate of 0.25% of the daily net assets.  The Sub-Advisor may employ research services and service providers to assist in the Sub-Advisor's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor will be available in the Fund's initial report to shareholders.

Jeffrey Spotts, CMT, is the Managing Partner of the Sub-Advisor and serves as the Fund's portfolio manager and oversees the day to day investment operations of the Fund. Since the inception of the Sub-Advisor in February 2001, Mr. Spotts has served as the Managing Director of the Sub-Advisor.

The Fund and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission regarding the appointment and termination of sub-advisers to the Fund.  If the exemptive relief is obtained, the Adviser may, subject to Board approval, hire or terminate sub-advisers to the Fund without shareholder approval, as required by Section 15(a) of the 1940 Act.  There is no guarantee that the Fund and the Adviser will obtain the contemplated exemptive relief.  Further, there is no certainty regarding when the exemptive relief may be obtained from the Securities and Exchange Commission.  If exemptive relief is granted, shareholders will have to approve the relief in order for the exemptive relief to become effective for the Fund.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Advisor Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Advisor Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Advisor follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Advisor may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Advisor Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Jeffrey Spotts, Managing Partner of the Sub-Advisor is the Fund's portfolio manager.  Mr. Spotts has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2015.  Mr. Spotts receives a salary, retirement benefits and a share of the profits, if any, through his ownership share in the Sub-Advisor.  As Managing Partner of the Sub-Advisor, Mr. Spotts receives a substantial portion of his compensation through a percentage of the Sub-Advisor's overall profits, which are based on the overall success of the Sub-Advisor. Such compensation that Mr. Spotts receives through his ownership interest in the Sub-Advisor may include a portion of any profits the Sub-Advisor may receive for providing services to the Fund under the Sub-Advisory Agreement.  Because the Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As of the date of this SAI, Mr. Spotts owned no Fund shares.

As of [                          ], 2015 Mr. Spotts was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Distributor

Capital Investment Group, Inc. ("Distributor"), located at Post Office Box 32249, Raleigh, North Carolina 27622, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Advisor for the Fund's use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if either the Advisor, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Advisor and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, Advisors, members, managing general partners or common control. These transactions would be effected in circumstances in which the Advisor determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Advisor places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator

The Nottingham Company ("Administrator"), located at 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, serves as the Fund's administrator and fund accountant pursuant to a fund services agreement between the Administrator and the Fund.

Transfer Agent

Nottingham Shareholder Services, LLC ("Transfer Agent"),., located at 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, serves as Transfer Agent pursuant to a transfer agency agreement between the Transfer Agent and the Fund.

Legal Counsel

Holland & Knight LLP, 1201 West Peachtree Street, N.W., One Atlantic Center, Suite 2000, Atlanta GA 30309, acts as legal counsel to the Fund.

Custodian

UMB Bank, n.a. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is in Kansas City, Missouri.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor Philadelphia, PA 19103.

APPENDIX A

TRUST PROXY VOTING POLICY AND PROCEDURES
ACCEPTANCE OF PROXY VOTING AUTHORITY
The Trust has implemented a policy where the Adviser will vote on proxies for the Trust. Prophecy Asset Management, Inc. (the "Adviser"), as a matter of policy and as a fiduciary to the Clients, has the responsibility for voting proxies for securities consistent with the best interests of Clients.  The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser's proxy policies and practices and the availability of the Adviser's proxy voting record.  The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds.  In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of Clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund.

Background

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the allocation of, or in the case of the Non-discretionary Client, recommendations regarding the allocation of, assets on behalf of the Clients to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations.  The voting rights of the Clients, as holders of interests in Underlying Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds).  Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies.  Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies.  Instead, they may solicit consents from their limited partners, members or shareholders.  The term "Proxies" will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedure

The Adviser has adopted procedures to implement the firm's proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate Portfolio Manager;

•	Such Portfolio Manager will determine which Client(s) hold the interest in an Underlying Fund to which the Proxy relates;
•
The Portfolio Manager will (absent material conflicts of interest as described below in "Material Conflicts of Interest") analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each Proxy.  Along with his or her recommendation, the Portfolio Manager will provide a written certification, provided in Exhibit A to this policy that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy.  The Portfolio Manager may take into account information provided by the Underlying Fund's personnel regarding the nature of the proxy.

•
Absent material conflicts, the President of  the Adviser, in consultation with the Investment Committee, will determine how  the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below), taking into account the recommendation of the Portfolio Manager.  Each voting member of the Investment Committee, including the President of the Adviser, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy, and document that person's proxy voting recommendation.  (Certification provided in Exhibit A.)  The Investment Committee is responsible for ensuring that the decision is communicated to the Portfolio Manager promptly.  The Portfolio Manager is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

•	The Portfolio Manager will provide the CCO with a completed Exhibit A, any supporting documentation and the executed Proxy.

The Adviser has sole discretion to vote proxies on behalf of the Non-discretionary Clients provided that, in each case, implementation of the outcome of the proxy vote would not cause the Non-discretionary Client's portfolio to be out of compliance with its Investment Guidelines.  If the outcome that might result from a proxy solicitation could cause any Non-discretionary Client to fall out of compliance with its Investment Guidelines, the Adviser shall consult each such Non-discretionary Client prior to voting the proxy and shall take direction from such Non-discretionary Client, in the form of a completed Exhibit B, as to how to vote the proxy.

Voting Guidelines

•
In the absence of specific voting guidelines from the particular Client, the Adviser will vote Proxies in the best interests of such Client.  The Clients are permitted to place reasonable restrictions on the Adviser's voting authority; Non-discretionary Clients may elect to retain full discretion regarding Proxies.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Portfolio Manager, and in turn the President and the Investment Committee, on a case-by-case basis.

•
Situations may arise in which more than one Client invests in the same Underlying Fund.  In addition, two or more Clients may have different investment objectives or investment styles.  As a result, the Adviser may cast different votes on behalf of different Clients.

•
The Adviser may determine not to vote a Proxy if doing so would not be in a Client's best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest and Proxy Voting Committee

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser's relationship with such company and materially impact the Adviser's business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•	If a material conflict of interest exists for the Adviser, the Legal Department will determine how to vote the Proxy.
•
If a material conflict of interest exists for the Portfolio Manager that normally would have formulated the proxy voting recommendation for the Underlying Fund, such Portfolio Manager should disclose the conflict to the CCO.  The CCO will designate another Portfolio Manager the responsibility to form a proxy voting recommendation and serve as the original Portfolio Manager would have done in the proxy voting process.

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•
 The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that the Clients and Investors may request information regarding how the Adviser voted a Client's Proxies, and that the Clients and Investors may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.
•	In response to any request from a Client or an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

 The CCO shall retain the following proxy records in accordance with the Adviser's Recordkeeping Policy:

•	These policies and procedures and any amendments;
•	Each Proxy statement that the Adviser receives;
•	A record of each vote that the Adviser casts;
•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;
•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client's Proxies, and a copy of any written response.

Exhibit B-1

Proxy Voting Form
Instructions:  This form is to be completed by the appropriate Portfolio Manager, the President of the Adviser and the voting members of the Investment Committee in order to:  (1) determine how to vote a Proxy; and (2) certify that the Portfolio Manager, the President of the Adviser and voting members of the Investment Committee were not subject to any material conflicts of interest in formulating a recommendation as to how to vote a Proxy or voting such Proxy.

Portfolio Manager
Name of Portfolio Manager:
Name of Underlying Fund issuing the Proxy:
Name of Client that holds interests in the Underlying Fund:
Subject of Proxy (include any supporting documents to this Exhibit):

Portfolio Manager's Voting Recommendation:

Portfolio Manager Certification Regarding Material Conflicts of Interest
I,                                                                                    , hereby certify that in forming the proxy voting recommendation noted above on this Exhibit A, I was not subject to any material conflicts of interest, whether personal or business, and that I recommend such a proxy vote because I have determined it to be, to the best of my knowledge, in the best interest of the particular Client.

By:
Name: :
Title: :
Date: :
Proxy Voting Recommendation and Certification Regarding Material Conflicts of Interests of the Voting Members of the Investment Committee

We, the undersigned, hereby certify that in forming the proxy voting recommendation noted above on this Exhibit A, we were not subject to any material conflicts of interest, whether personal or business, and that we recommend such a proxy vote because we have determined it to be, to the best of our knowledge, in the best interest of the particular Client.
By:
Name:
Title: President of the Adviser
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

By:
Name:
Title:
Proxy Vote Recommendation:
Date:

If any member of the Investment Committee determined not to follow the recommendation of the Portfolio Manager, provide an explanation for the proxy vote recommendation:

Proxy Voting Decision by the President of the Adviser
 Proxy Voting Decision:

If the President of the Adviser determined not to follow the proxy voting recommendation of a member of the Investment Committee or of the Portfolio Manager, provide an explanation for the proxy voting decision:

By:
Name: :
Title: :
Date: :

OCP Capital, LLC
Proxy Voting

OBP Capital, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
OBP Capital, LLC, as a matter of policy, will mirror vote where applicable in relation to portfolio investment companies.
Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.
Responsibility

The Managing Member has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

OBP Capital, LLC has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Delegation of Proxy Voting Authority and Voting Obligations
●
Terms and conditions defining and/or limiting the scope of OBP Capital, LLC's proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

Voting Procedure

●	All employees will forward any proxy materials received on behalf of clients to the Managing Member;
●	the Managing Member will determine which client accounts hold the security to which the proxy relates; and
●
absent material conflicts, the Managing Member will determine how OBP Capital, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

●
OBP Capital, LLC will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how OBP Capital, LLC voted a client's proxies;

●	OBP Capital, LLC's disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and
●	OBP Capital, LLC's proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information
●	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Managing Member; and

●
in response to any request, the Managing Member will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how OBP Capital, LLC voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
●
in the absence of specific voting guidelines from the client, OBP Capital, LLC will vote proxies in the best interests of each particular client. OBP Capital, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on OBP Capital, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

●
OBP Capital, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services;

●	OBP Capital, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and
●	in reviewing proposals, OBP Capital, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest
●
OBP Capital, LLC will conduct quarterly reviews to identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of OBP Capital, LLC with the issuer of each security to determine if OBP Capital, LLC or any of its employees has any financial, business or personal relationship with the issuer;

●
if a material conflict of interest exists, the Managing Member will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

●	OBP Capital, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
the Managing Member shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
●	these policies and procedures and any amendments;
●	each proxy statement that OBP Capital, LLC receives;
●	a record of each vote that OBP Capital, LLC casts;
●
any document OBP Capital, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Managing Member or proxy committee, if applicable; and

●	a copy of each written request from a client for information on how OBP Capital, LLC voted such client's proxies, and a copy of any written response.

PROPHECY ASSET MANGEMENT, INC.
PROXY VOTING POLICY & PROCEDURES
I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Prophecy will follow the following procedures:

II.	PROXY VOTING PROCEDURES

All proxies received by Prophecy will be sent to the Chief Compliance Officer. The Chief Compliance Officer will:

•	Keep a record of each proxy received;
•	Ensure the proxy material is reviewed by the Chief Investment Officer;
•	Determine which clients managed by Prophecy hold the security to which the proxy relates;
•
Absent material conflicts (see Section IV below), the Chief Investment Officer will determine how Prophecy should vote the proxy. The Chief Investment Officer will send its decision on how Prophecy will vote a proxy to the Chief Compliance Officer. The Chief Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•
Prophecy may retain a third party to assist it in coordinating and voting proxies with respect to investor securities. If so, the Chief Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	VOTING GUIDELINES

Absent a compelling reason to the contrary, Prophecy will generally vote in favor of the management proposals for election of directors, appointment of auditors, changes in capital structure, corporate governance and executive compensation. However, it is anticipated that after reviewing proxy materials, circumstances may dictate that voting in favor of management proposals will not be in the best interests of Prophecy's clients or investors. Upon identifying such a situation, Prophecy will vote proxies in the best interests of clients according to the following guidelines:

A.
Elections of Directors: Unless there is a proxy fight for seats on the Board of Directors, Prophecy will generally vote in favor of the management proposed slate of directors. Prophecy may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

•	Implement proposals to declassify boards;
•	Implement a majority vote requirement;
•	Submit a rights plan to a shareholder vote; or
•	Act on tender offers where a majority of shareholders have tendered their shares.

Prophecy may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement.

B.
Appointment of Auditors:  Prophecy generally believes that the company remains in the best position to choose its auditors and will generally support management's recommendation for the appointment of auditors. Prophecy will generally oppose the appointment of auditors when:

•	The fees for non-audit related services are disproportionate to the total audit fees; or
•	Other reasons to question the independence of the auditors exist.

C.
Changes in Capital Structure:  Absent a compelling reason to the contrary, Prophecy will generally cast votes in accordance with the company's management. However, Prophecy will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. Prophecy will generally favor increases in authorized common stock when it is necessary to:

•	Implement a stock split;
•	Aid in restructuring or acquisition; or
•	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan.

Prophecy will generally oppose increases in authorized common stock when:

•	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense; or
•	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

D.
Corporate Restructurings, Mergers and Acquisitions:  Prophecy will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.
Proposals Affecting Shareholder Rights:  Prophecy believes that certain fundamental rights of shareholders must be protected. Prophecy will weigh the financial impact of proposed measures against the impairment of shareholder rights. Prophecy will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders' voice in the affairs of the company.

F.
 Corporate Governance:  Prophecy believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company's shareholders. Prophecy will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

•	Equal access to proxies; and
•	A majority of independent directors on key committees.

G.
Anti-Takeover Measures:  In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company. Prophecy will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

H.
Executive Compensation:  Prophecy generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered. Prophecy will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

•	The long-term interests of management and shareholders are properly aligned;
•	The option exercise price is not below market price on the date of grant; and
•	An acceptable number of employees are eligible to participate in such compensation programs.

I.
Social And Corporate Responsibility:  Prophecy will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value. Prophecy will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.
Abstentions; Determination Not to Vote; Closed Positions:  Prophecy will abstain from voting or affirmatively decide not to vote if Prophecy determines that abstention or not voting is in the best interests of the investor. In making this determination, Prophecy will consider various factors, including, but not limited to, (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. Prophecy may determine not to vote proxies relating to securities in which investors have no position as of the receipt of the proxy (for example, when Prophecy has sold, or has otherwise closed, an investor position after the proxy record date but before the proxy receipt date).

IV.	CONFLICTS OF INTEREST

A.
The Chief Compliance Officer will identify any conflicts that exist between the interests of Prophecy and its investors. This examination will include a review of the relationship of Prophecy and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is an investor of Prophecy or an affiliate of Prophecy or has some other relationship with Prophecy or an investor of Prophecy.

B.
If a material conflict exists, Prophecy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the investor(s). Prophecy will also determine whether it is appropriate to disclose the conflict to the affected investors and, except in the case of investors that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the investors the opportunity to vote their proxies themselves. In the case of ERISA investors, if the Investment Management Agreement reserves to the ERISA investor the authority to vote proxies when Prophecy determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Prophecy will give the ERISA investor the opportunity to vote the proxies themselves. Absent the investor reserving voting rights, Prophecy will vote the proxies solely in accordance with the policies outlined above.

C.	Prophecy will not vote on proxies involving any of its investors.

V.	DISCLOSURE

A.
Prophecy will disclose in its Form ADV Part 2 (if required and appropriate) that investors may contact the Chief Compliance Officer in order to obtain information on how Prophecy voted such investor's proxies, and to request a copy of these policies and procedures. If an investor requests this information, the Chief Compliance Officer will prepare a written response to the investor that lists, with respect to each voted proxy about which the investor has inquired, (i) the name of the issuer; (ii) the proposal voted upon; and (iii) how Prophecy voted the investor's proxy.

B.
A concise summary of this Proxy Voting Policy & Procedure will be included in Prophecy's Form ADV Part 2 (if necessary and required), and will be updated whenever these policies and procedures are updated. The Chief Compliance Officer will arrange for a copy of this summary to be sent to all existing investors either as a separate mailing or along with a periodic account statement or other correspondence sent to investors.

VI.            RECORDKEEPING

The Chief Compliance Officer will maintain files relating to Prophecy's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Prophecy. Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.
•
A copy of each proxy statement that Prophecy receives, provided however that Prophecy may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

•	A record of each vote that Prophecy casts.

•	A copy of any document Prophecy created that was material to making a decision how to vote proxies, or that memorializes that decision.
•
A copy of each written investor request for information on how Prophecy voted such investor's proxies, and a copy of any written response to any (written or oral) investor request for information on how Prophecy voted its proxies.

PROPHECY ALPHA FUND I

PART C - OTHER INFORMATION
Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:	None.
Part B:	Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements. (To be filed by amendment)

2. Exhibits

a(1)	Agreement and Declaration of Trust.[1]
a(2.	Certificate of Trust[1]
b	By-Laws[1]
c	Voting Trust Agreements: None
d
Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

e	Dividend reinvestment plan: None
f	Not applicable.
g(1)	Form of Investment Advisory Agreement between Prophecy Alpha Fund I and OBP Capital, LLC, as investment advisor for the Prophecy Alpha Fund I. [3]
g(2)	Form of Investment Sub-Advisory Agreement between OBP Capital, LLC and Prophecy Asset Management, Inc., as investment sub-advisor for the Prophecy Alpha Fund I.[3]
h(1)	Underwriting Agreement (To be filed by amendment)
h(2)	Form of Shareholder Servicing Plan and Agreement[3]
h(3)	Selling Agreement Form (To be filed by Amendment)
i	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None
j	Form of Custodian Agreement[3]
k(1)	Form of Fund Services Agreement (Administration, Accounting and Transfer Agency)[3]
k(2)	Consulting Agreement (To be filed by Amendment)
k(3)	Form of Expense Limitation Agreement[3]
l	Opinion and Consent of Counsel (To be filed by Amendment)
m	Non-resident Trustee Consent to Service of Process: Not applicable
n	Consent of Independent Registered Public Accounting Firm (To be filed by Amendment)
o	Omitted Financial Statements: None
p(1)	Initial Capital Agreement (To be filed by Amendment)
q	Model Retirement Plan: None
r(1)	Code of Ethics-Fund[3]
r(2)	Code of Ethics-Adviser (To be filed by Amendment)
r(3)	Code of Ethics-Principal Underwriter/Distributor (To be filed by Amendment)
s.	Powers of Attorney3

1.	Incorporated herein by reference to Registrant's Registration Statement on Form N-2 filed on October 16, 2014.
2.	Incorporated herein by reference to Registrant's Registration Statement on Form N-2 filed on April 10, 2015.
3.	Filed Herewith

Item 26. Marketing Arrangements
Not Applicable.
Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$[__]
FINRA fees	$[__]
Legal fees	$[__]
Blue Sky fees	$[__]
Miscellaneous fees	$[__]
Printing	$[__]
Total	$[__]

Item 28. Persons Controlled by or Under Common Control with Registrant
No person is controlled by or under common control with the Registrant.
Item 29. Number of Holders of Securities as of [___], 2014:

Title of Class Shares of Beneficial Ownership.	Number of Record Holders [_]

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(2) hereto, and to [Section [  ] of the Registrant's Underwriting Agreement], to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801- 75390), and is incorporated herein by reference.

Item 32. Location of Accounts and Records
The Nottingham Company, the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 116 South Franklin Street, Rocky Mount, NC 27804. The other required books and records are maintained by the Adviser at 641 Lexington Avenue, 13th Floor, New York, NY 10022.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.
2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rocky Mount, State of North Carolina, on the 23rd day of August, 2015.
PROPHECY ALPHA FUND I
By: /s/ Matthew J. Beck

Name: Matthew J. Beck
Secretary and Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.
Signature	Title	Date

*	Trustee and Chairman	August 3, 2015
Jesse S. Eberdt, III

*	Trustee	August 3, 2015
Thomas R. Galloway

*	Trustee	August 3, 2015
W.L. Douglas Townsend, Sr.

*	President and Principal Executive Officer	August 3, 2015
Katherine M. Honey

*	Treasurer and Principal Financial Officer	August 3, 2015
Ashley E. Harris

* By: /s/ Matthew J. Beck	Dated: August 3, 2015
Matthew J. Beck Secretary and Attorney-in-Fact